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                                     [LOGO]

                                      SOLA
                                  INTERNATIONAL

                             Sola International Inc.
                         2420 Sand Hill Road, Suite 200
                              Menlo Park, CA 94025
                                 (650) 324-6868
                               Fax: (650) 324-6870
                                  www.sola.com


(C)1999 Sola International Inc.                                       1377-AR-99

1999 ANNUAL REPORT

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================================[LOGO] OPTICS BY================================
                                         SOLA

                                                                    [LOGO]

                                                                     SOLA
                                                                 INTERNATIONAL

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

                             "SOLA has consistently
                           been an industry leader in
                            enhancing the quality of
                           people's lives. Each week,
                            people around the world
                         purchase more than one million
                             pairs of SOLA lenses."

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                                     [LOGO]

                                      SOLA
                                  INTERNATIONAL
                                                           corporate information
--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

Corporate Offices

Sola International Inc.
2420 Sand Hill Road, Suite 200
Menlo Park, CA 94025
(650) 324-6868

Transfer Agent and Registrar

BankBoston, NA
c/o Boston EquiServe LP
PO Box 8040
Boston, MA 02266-8040
(781) 575-3400

Stockholder Inquiries

     Communications regarding transfer requirements, lost certificates and change of address should be directed to the transfer agent.

     General Information regarding the Company may be obtained by contacting SOLA's Investor Relations Department at (650) 324-6822.

Stock Price and Shareholder Data

     The Company's Common Stock has been listed on the New York Stock Exchange since February 23, 1995 under the symbol SOL.

     The following table sets forth on a per share basis the closing high and low sales prices for consolidated trading in the Common Stock as reported on the New York Stock Exchange Composite Tape for the fiscal quarters indicated.

--------------------------------------------------------------------------------
Common Stock Price Range                         High                    Low
--------------------------------------------------------------------------------
Fiscal Year Ended
  March 31, 1998
    First Quarter Ended
      June 30, 1997                             $33 1/2                 $21 7/8
    Second Quarter Ended
      September 30, 1997                        $34 1/2                 $30 1/8
    Third Quarter Ended
      December 31, 1997                         $36 1/4                 $29 1/2
    Fourth Quarter Ended
      March 31, 1998                            $41 7/16                $30 3/16
Fiscal Year Ended
  March 31, 1999
    First Quarter Ended
      June 30, 1998                             $43 3/4                 $32 1/2
    Second Quarter Ended
      September 30, 1998                        $34 3/4                 $14 3/8
    Third Quarter Ended
      December 31, 1998                         $20                     $13
    Fourth Quarter Ended
      March 31, 1999                            $18 3/4                 $ 9 7/8

     On May 28, 1999, the closing price per share of the Company's Common Stock on the New York Stock Exchange was $16.69. As of May 28, 1999 there were 433 holders of record of the Company's Common Stock, which excludes beneficial owners of Common Stock held in street name.

     The Company has not declared or paid any cash dividends on its Common Stock since December 1993. The Company's debt agreements generally restrict, subject to certain exceptions, the payment of dividends, distributions and other payments. The Company does not anticipate paying any cash dividends in the foreseeable future and intends to retain future earnings for the development and expansion of its business. Subject to such restrictions, any future determination to pay dividends will be at the discretion of the Company's Board of Directors and subject to certain limitations under the General Corporation Law of the State of Delaware and will depend upon the Company's results of operations, financial con dition, other contractual restrictions and other factors deemed relevant by the Board of Directors.

SEC Form 10-K

     A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-K is available upon written request to:

Investor Relations Department
2420 Sand Hill Road, Suite 200
Menlo Park, CA  94025

Annual Meeting

     The annual meeting of stockholders will be held at 10:00 a.m. on Friday, August 13, 1999 at the Quadrus Conference Center, 2400 Sand Hill Road, Menlo Park, CA.

Independent Auditors

Ernst & Young LLP
Palo Alto, CA

Designed by Curran & Connors, Inc. / www.curran-connors.com

Fisher-Price is a registered trademark of Fisher-Price, Inc. Fisher-Price trademarks are used under license from Fisher-Price, Inc., a subsidiary of Mattel, Inc. ViZio is a trademark and Access, Matrix, Percepta, AO Compact, Visuality, UTMC and Spectralite are registered trademarks of Sola International, Inc.

                                                            financial highlights
--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

                                                                        Fiscal Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------
(dollars in thousands, except per share data)          1999          1998         1997(3)        1996         1995
--------------------------------------------------------------------------------------------------------------------
Net sales                                            $529,789      $547,735     $488,689       $387,709     $345,631
Sales growth (decline)                                   (3.3)%        12.1%        26.0%          12.2%        12.9%
Pro forma gross profit(1)                            $238,400      $258,058     $231,370       $185,718     $160,005
Pro forma operating income(1)                          65,057        92,706       74,063         60,753       43,661
Pro forma net income(1)                                33,022        45,153       41,762         33,676       23,645
Pro forma earnings per share (diluted)                   1.30          1.77         1.68           1.47         1.05
Operating income                                       37,751        92,706       57,347         60,753       39,744
Net income                                             12,521        45,153       30,897         33,676        9,725
Earnings per share (diluted)                             0.49          1.77         1.24           1.47         0.56
--------------------------------------------------------------------------------------------------------------------
Total assets                                         $699,299      $684,058     $605,508       $416,849     $383,457
Short-term debt                                        22,000        12,600       19,413         17,403       11,078
Long-term debt                                        208,414       196,386      162,797         97,890      107,407
Shareholders' equity                                  332,362       327,022      284,298        192,241      159,443
--------------------------------------------------------------------------------------------------------------------
Sales at constant exchange rates                     $543,647      $556,539     $477,436       $380,204     $341,730
Sales growth (decline) at constant exchange rates        (2.3)%        16.6%        25.6%          11.3%        11.1%
Value-added product sales(2)                         $344,604      $348,738     $286,183       $216,162     $180,431
Value-added products as a percentage of
  net lens sales                                         67.1%         65.8%        60.7%          57.1%        53.3%
Ophthalmic unit sales volume growth                       1.4%          8.7%        14.7%           5.2%         5.6%
--------------------------------------------------------------------------------------------------------------------

(1) Fiscal 1997 and fiscal 1995 include pro forma adjustments, where necessary, to reflect the effects of the IPO in 1995 and the AO Acquisition, see "Management's Discussion and Analysis of Financial Condition and Results of Operations." Fiscal 1999 includes pro forma adjustments, where necessary, to reflect the effects of removing special charges, and tax effects thereon, from fiscal 1999 operating performance.
(2) Value-added product sales comprise sales of thin and light, plastic photochromic and progressive lenses.
(3)  Fiscal 1997 includes AO operations since acquisition in June 1996.

                               [GRAPHIC OMITTED]

                  Net Sales                  Total Assets
                (in millions)                 (in millions)
               '95       $346                '95       $383
               '96       $388                '96       $417
               '97       $489                '97       $606
               '98       $548                '98       $684
               '99       $530                '99       $699

--------------------------------------------------------------------------------

to our shareholders:
--------------------------------------------------------------------------------

SOLA International faced a challenging year in fiscal 1999, with revenues and earnings declining. This was the first down year for SOLA in over 18 years, and was especially disappointing coming off the strong results we delivered in fiscal 1998.

I nevertheless feel very optimistic about SOLA's future, primarily because I believe we have taken the correct measures to recommence growing the business.
Specifically:

o    We understand what happened in fiscal 1999;

o We have acted swiftly to correct the problems and have seen posi tive results from these actions in the fourth quarter of fiscal 1999;

o Most importantly, we are working aggressively to build on SOLA's inherent strengths in order to return the Company to its historic patterns of growth.

Actions Taken

SOLA has long been guided by five core strategies for building shareholder value. The strategies are to:

o Open new markets that maintain SOLA's global leadership through penetration of high-growth regions and new customer segments;

o Develop innovative new products that meet the vision and lifestyle needs of consumers;

o Build customer equity through meaningful and productive relationships with trade and consumer segments;

o Bring costs down each year by sharing best practices and by encouraging a cost-conscious culture; and

o Invest in people in order to enhance the depth and breadth of SOLA's organization.

The challenges of fiscal 1999 have provided an invaluable experience for SOLA that has ultimately left us a stronger company. They have also required us to sharpen our focus on, and execution of, several core strategies in order to strengthen the foundation on which our success has traditionally been built. Internally, we have called this initiative "getting back to the basics." Following are the key actions we have taken.

Strengthened management focus. In Fall 1998 we instituted a worldwide corporate reorganization that separates the responsibilities for day-to-day operations from long-term development issues. Jim Cox moved from his role as president of SOLA Optical USA to executive vice president of SOLA International, responsible for the global operating performance of the Company. Jim works closely with Steve Neil, executive vice president and chief financial officer of SOLA International, to strengthen our ability to deliver consistent short-term results.

This realignment allows me to focus on guiding the development of the strategic initiatives that are critical to the long-term success of the Company. It also enables me to fully address the organizational development of the Company to ensure it is well positioned for competition and growth. During the past fiscal year we added senior executive roles in strategic marketing and corporate branding; expanded the SOLA Optical USA management teams in marketing, sales and operations; and consolidated the global research and development teams under one management structure. These actions have positioned SOLA for greater responsiveness in our fast-changing industry and business environment.

Progressives strategy. With progressive lenses a critical source of revenue for the Company, it became clear in fiscal 1999 that a revitalized positioning of our progressives product line was necessary.

--------------------------------------------------------------------------------

The challenges of fiscal 1999 have provided an invaluable experience for SOLA that has made us a stronger company...We are confident that our renewed focus on core company strategies will provide the foundation for improved performance in fiscal 2000.

--------------------------------------------------------------------------------

During the fourth quarter we introduced a new marketing strategy for SOLA progressives that communicates the versatile range of progressive lenses available from SOLA. We offer the most complete line of progressives in the industry, and we expect our new emphasis on this competitive advantage to have a significant impact on sales in fiscal 2000. In fact, the fourth quarter of fiscal 1999 showed evidence that the new strategy will be a success, with progressive lens sales growing more than 4 percent over the same quarter in the previous year.

Polycarbonate product line. During the fourth quarter we energized our polycarbonate efforts with two exciting new product introductions--ViZioE atoric single vision lenses and Fisher-Price(R) children's lenses. We also implemented programs to improve the quality of our polycar bonate products so that they are on par with, or better than, the competition. We will leverage our design and coating technology to differentiate our polycarbonate products in the marketplace. These initiatives form the foundation for a full SOLA polycarbonate product line that we believe will make us a major player in this segment. With these programs we enter fiscal 2000 confident that we are well positioned to take advantage of the growing demand for polycarbonate lenses.

Production volume and overhead staffing adjustments. Last year, when we found sales growth softening and inventories growing, we responded by reducing overhead and cutting production volumes significantly. Gross margins were adversely impacted by the lower production volumes, but the reduction in finished goods inventories by $23.8 million in the fourth quarter generated $10.8 million of free cash flow in the quarter. Going forward, the benefits from consolidating the SOLA and American Optical manufacturing facilities in Mexico, reducing the workforce overhead, and instilling comprehensive production control disciplines will enable SOLA to fully realize its "cost down" objective.

Building and strengthening customer relationships. With the increasing competition for visibility in the marketplace, it has become apparent that SOLA must deepen its relationships with its valuable customers. That effort must include the dispenser as a critical target customer and address our customers' needs for tailor-made programs and services. Today we have implemented comprehensive customer relationship programs in the U.S. and Australia that have been highly successful in generating support for the Company and its products. The U.S. program has been adopted by a majority of dispensers, while the Australia program has been accepted by over 80 percent of lens dispensers. We have begun implementing similar pro grams in other regions.

It is important to point out that fiscal 1999 generated some significant successes for SOLA.

o SOLA reached co-branding agreements with Nike, Inc. and Fisher-Price, Inc. The agreement with Nike represents the initiation of an aggressive strategy using "Optics by SOLA" as the cornerstone. Our Fisher-Price, Inc. relationship enables us to reach a new segment combined with a powerful brand name.

o High-impact new products such as Visuality(R), AO Compact(R) and ViZio were successfully introduced.

o American Optical, acquired in 1996, made substantial progress, generating strong growth and introducing AO Compact, its first new progressive lens since our acquisition.

o SOLA's proprietary anti-reflection ("AR") coating, UTMC(R), was launched in the U.S., supported by the acquisition of an AR coating laboratory in Oregon.

--------------------------------------------------------------------------------

Our vision for SOLA's future builds on the history and culture of SOLA, while continuing to leverage our competitive advantages in new technology.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Financial Summary

In fiscal 1999:

o Net sales of $529.8 million declined 3.3 percent (a decline of 2.3 percent at constant exchange rates).

o Net income, before special charges, of $33.0 million, or $1.30 per diluted share, declined 35 percent.

o A special pre-tax charge of $27.3 million was recorded, relating to strategic actions designed to improve operating performance and to the impact on asset realization from the dramatic devaluation of the Brazilian Real.

The reasons for SOLA's poor financial performance in fiscal 1999 were complex. Some causes were internal and have been addressed, as noted above. Our business was also impacted by external causes, most notably a North American market that was sluggish yet increasingly competitive, and economic difficulties in Asia and Brazil. However, once we addressed the issues within our control, we began to see encouraging signs of progress.

o Although progressive lens sales declined 1.5 percent for the fiscal year, they grew 4.3 percent in the fourth quarter over the previous year, including 6.1 percent growth in North America, buoyed by strong sales of the recently introduced AO Compact lens.

o    Finished goods inventories declined over $23 million in the fourth quarter.

o Free cash flow in excess of $10 million, before special charges, was generated in the fourth quarter.

o Value-added products as a percentage of net lens sales again grew in fiscal 1999 to 67.1 percent of net lens sales.

We believe these signs of progress, together with our strengthened focus on core strategies, bode well for SOLA's success in the new millennium.

SOLA's Future

Our vision for SOLA's future builds on the history and culture of SOLA, while continuing to leverage our competitive advantages in new technology. However, we will continue to build the SOLA brand and further focus on consumer needs. All of our key initiatives evolve from the core strategies outlined for the Company, which continue to form the basis for our future growth.

o Consumer-driven products. SOLA will continue to offer lens products that are driven by identified market and consumer needs and deliver clear, differentiated consumer benefits. SOLA is known for its innovative, high-quality products, and our complete product offering will communicate to consumers that we have a vision solution for every stage of their lives--what we call "Lenses to Live In."

o Technology leadership. Our industry-leading R&D capabilities have given us an array of high-impact new products--Visuality, AO Compact, Percepta(R), ViZio, and Matrix(R)--and represent a promising new product pipeline.

o Global SOLA branding. SOLA is committed to extending its global presence by positioning the SOLA brand in the minds of consumers worldwide, through both ophthalmic and sunlens products. We are aggressively working with a number of sunlens companies to further strengthen the "Optics by SOLA" branding in the marketplace.

o Progressives growth. We will continue to support this significant segment of our product line through compelling line-selling strategies and new opportunities to target our products to specific consumer needs and segments.

--------------------------------------------------------------------------------

We are committed to extending our global presence by positioning the SOLA brand in the minds of consumers worldwide, through both ophthalmic and sunlens products.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

o Matrix expansion. We will continue to broaden our line of Matrix lenses to further strengthen our industry-leading flexibility in providing unique, high-quality products.

o Polycarbonate growth. SOLA has demonstrated its commitment to polycarbonate with the ViZio, Fisher-Price, and UTMC products. We will build on this initial success through aggressive marketing programs that clearly position and communicate the benefits and uniqueness of these lenses.

o AR market penetration. The UTMC brand, available only on SOLA lenses, provides the broadest line of premium anti-reflective product in the market today. We will leverage the growing interest in anti-reflective coatings worldwide with both custom and stock finished lens offerings.

We are confident that the renewed focus on core company strategies will provide the foundation for improved performance in fiscal 2000. We will continue to benefit from the actions we have taken to restructure our organization, reposition our progressives product line, accelerate our new product introductions and leverage the positive events realized in fiscal 1999.

As we have worked through the issues of this year, I have been constantly reminded that SOLA's fundamental strength is its people. I continue to be impressed by their skill and dedication, and I am grateful for their continuing commitment to our success. I am convinced that our combined efforts will provide the basis for improved performance in fiscal 2000 and the creation of long-term shareholder value.

Sincerely,


/s/ John E. Heine

JOHN E. HEINE
President and Chief Executive Officer

                                           [PHOTO OMITTED]
                                           Irving S. Shapiro
                                           Chairman of the Board

                                           [PHOTO OMITTED]
                                           John E. Heine
                                           President and Chief Executive Officer

The quality of our vision impacts the quality of our lives. Many would agree that better vision means greater freedom and enjoyment of life.

SOLA International helps people across the globe improve the quality of their vision with lenses that improve the quality of their lives. Today, the unparalleled breadth of SOLA's product line allows consumers around the world to find a SOLA lens that meets their exact vision needs, no matter what their age or lifestyle.

SOLA is working to build on its historic successes in lens and material technologies through strategic alliances that help the Company extend its product line. Our direct customers in the ophthalmic industry will be able to more easily service consumers with a SOLA product, and consumers will enjoy customized options for meeting all of their vision needs, throughout their lives.

Children's Polycarbonate Lenses. In March 1999, Fisher-Price, Inc. named SOLA as its exclusive provider of impact-resistant polycarbonate lenses. Children's eyeglasses must be tough enough to withstand active play, and SOLA polycarbonate lenses are virtually unbreakable, exceeding the FDA standards for impact resistance by 10 times. Fisher-Price lenses by SOLA are the only polycarbonate lenses with a well-known, trusted consumer name.

Advanced Single Vision Technology. In 1998 SOLA was the first global manufacturer to introduce an atoric single vision lens with an advanced design for reducing peripheral blur. Called ViZio, the ultra-thin lens provides full-field vision clear to the periphery for all single vision prescriptions, including, for the first time, those with astigmatism. ViZio lenses increase performance and improve cosmetics for today's active young adults.

Sunlens Partnership with Nike. Nike named the SOLA Sunlens division as the exclusive provider of sun lenses for the Nike line of sunglass frames in March 1999. Every pair of Nike sunglasses will include "Optics by SOLA" branding. With this partnership, SOLA gains an important new channel for reaching outdoor- and sports-oriented adults who want the best in durability and performance. We also gain exposure of the SOLA product as an important element of the consumer fashion purchase.

                               [GRAPHIC OMITTED]

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                                                      [PHOTO OMITTED]

                                           SOLA makes lenses that fit how people
                                           live--not just how they see.

                              SOLA is committed to
                         creating specialized products
                          that fit into the fabric of
                         every stage of people's lives.

lenses to live in...lenses to live in...lenses to live in...lenses to live in... lenses to live in...lenses to live in...lenses to live in...lenses to live in... lenses to live in...

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6

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          [PHOTO OMITTED]
SOLA provides Fisher-Price impact-
resistant polycarbonate lenses--perfect
for active children.

                                                            [GRAPHIC OMITTED]

                                                         Value added products as
                                                         percentage of net sales

                                                             '95       53.3%
                                                             '96       57.1%
                                                             '97       60.7%
                                                             '98       65.6%
                                                             '99       67.1%

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                               [GRAPHIC OMITTED]

Customized Progressive Lenses. The Baby Boom generation demands products customized to their lifestyles--and it's no different with eyewear. SOLA meets this demand with premium progressive (no-line bifocal) lenses designed for different needs. Our newest progressive lens, AO Compact, is the first progressive specifically designed to provide excellent vision in today's smaller fashion frames. This innovative product has been extremely well received by consumers, with initial sales exceeding our internal expectations.

SOLA's advanced Percepta progressive lens was the first to provide a fully customized design for each prescription level. Practitioners have found that Percepta provides consistently better vision across the full range of prescriptions, particularly for hyperopes and myopes. Our third premium progressive, Visuality, utilizes proprietary technology to provide the widest distance viewing zone possible.

Access(R) Computer Lenses. The extensive use of computers today has led to a sharp rise in Computer Vision Syndrome in many adults. SOLA's Access computer lens was the first product designed to address this problem. Access provides extra-wide, clear vision to easily see the computer monitor, the keyboard and the surrounding office area. Access lenses are positioned as an ideal second pair for presbyopes who need vision correction for close-up viewing.

Tapping the AR Market. As consumers are beginning to understand the cosmetic and performance value of anti-reflection ("AR") coatings, its growth potential in the U.S. market is significant. Once again, SOLA has taken the lead by developing a proprietary AR coating, UTMC, which virtually eliminates glare from the front and back surfaces of the lens. Wearers can see better with UTMC, and their lenses look practically invisible to viewers. Launched in the U.S. in 1998, UTMC has made significant inroads in the AR market.

New Initiatives in Customization. In 1998, SOLA launched its proprietary lens delivery system, Matrix, to both wholesale and retail optical outlets. The Matrix laminating system allows dispensers to provide factory-quality AR-coated prescription lenses directly at their facility, in less than an hour. Matrix is the first system that enables immediate dispensing of AR-coated multifocal lenses, introducing a new level of convenience, quality and customization for the consumer. As the Matrix system expands its capabilities, it will provide the ultimate in customization by enabling dispensers to provide lenses on demand that meet individual lifestyle needs.

lenses to live in...lenses to live in...lenses to live in...lenses to live in... lenses to live in...lenses to live in...lenses to live in...lenses to live in... lenses to live in...

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[GRAPHIC OMITTED]

  R&D Spending
  (in millions)

'95       $14.1
'96       $13.3
'97       $17.5
'98       $18.3
'99       $18.7

                             As we strive to be the
                         most innovative lens supplier
                          in the world, we continually
                          develop new technologies to
                            meet consumer demand for
                       better materials, better designs,
                              and better coatings.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

From the beginning, SOLA has made its mark as an industry leader in lens design and materials development with a proven record of enhancing existing technologies and introducing new ones. Today SOLA maintains its leadership position with constant investments in research and development. SOLA's R&D facilities, located in California; Massachusetts; and Adelaide, Australia; are home to more than 180 researchers and scientists including chemists, mechanical engineers, physicists, mathematicians, computer scientists, psychologists, and optometrists.

All of these resources are mandatory for the highly complex process of developing eyeglass lenses, materials and coatings. But product development does not rest with R&D alone. It relies on the integration of Strategic Marketing, Manufacturing and R&D, ensuring that SOLA develops products that are viable in the marketplace and can be made to the highest standards of quality.

SOLA engages in ongoing international market research that monitors consumer needs, attitudes and behaviors in vision and eyewear. Market research seeks to identify the critical opportunities for the business, such as a need for lighter lens materials, better peripheral vision, or a product for an overlooked market segment such as children. Through market research we understand what consumers want and need in eyewear.

These identified market opportunities are combined with vision research that discovers the practical role that vision plays in everyday life. How does the eye function during specific tasks? Which part technology and vision...technology and vision...technology and vision... technology and vision...technology and vision...technology and vision... technology and vision...

--------------------------------------------------------------------------------

          [PHOTO OMITTED]

At the SOLA vision research center in
Australia, we study how the eye functions during specific tasks such as driving.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

          [PHOTO OMITTED]

SOLA's manufacturing research ensures
that lenses adhere to the highest quality standards during production.

of a lens does the eye look through during that task? What head movements follow? At the SOLA vision research center in Australia, this information is carefully tracked and analyzed for use when designing our products.

Materials and coatings research helps to ensure that our final product is made of components that enhance optics, cosmetics and performance. SOLA is the only lens manufacturer that develops many of its own proprietary materials and coatings, ensuring the highest level of product quality and durability.

Manufacturing research determines whether it's technically feasible to produce the product, and it ensures that the product adheres to the highest quality standards through the production process.

Before a new product is commercialized, SOLA sponsors clinical wearer trials in optical practices and well-known universities to ensure that the wearer's experience with the lens matches our expectations and identified consumer needs.

This complex and intense process assures that SOLA continues to deliver ophthalmic products and services that truly meet the demands of both the marketplace and consumers.

technology and vision...technology and vision...technology and vision... technology and vision...technology and vision...technology and vision... technology and vision...

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                               [GRAPHIC OMITTED]

SOLA has accelerated its physical expansion into new markets in the last five years.

o     Existing markets in 1994.

o     New markets in the last five years.

o     Future markets.

SOLA has globally developed and marketed prescription sunlenses ideal for today's stylish frames.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

SOLA has developed a strong physical presence worldwide that includes manufacturing and distribution sites in North America, South America, Europe, Australia and Asia. Our 7,450 SOLA employees in 30 countries serve customers in over 50 global markets. Customers throughout these regions are supported by local SOLA operations that provide manufacturing, sales and technical support. This local presence has made SOLA the industry expert in understanding the characteristics and needs of local markets.

Our international presence forms a firm foundation for continuing to grow the SOLA name into an easily recognizable and memorable brand among eyewear consumers worldwide. SOLA's global vision involves extending its leadership position to the consumer market with a brand that stands for quality and performance, for life and for living. This global branding brings greater value to our customers--lens distributors and retail outlets--as well as to our consumers, employees and corporate shareholders.

SOLA is undertaking three key initiatives to support its global vision. We will strengthen existing customer relationships, further develop and communicate the meaning of the SOLA brand, and market the SOLA brand to consumers worldwide through a variety of existing and new channels.

Strengthen existing customer relationships. SOLA has built its success on strong, mutually beneficial relationships with our many customers. Fortifying our customer relationships will be critical to the success of new product and channel initiatives in the future. To that end, our strong relationship marketing programs in the U.S. and Australia are being extended to other countries.

In addition, SOLA will use the power of the Internet to provide easier, 24-hour access to products, technical support and customer service. Relationship marketing, which allows us to identify and respond personally to our best customers, will also be used to further enhance customer relationships.

global vision...global vision...global vision...global vision...global vision... global vision...global vision...global vision...global vision...global vision... global vision...

Develop and communicate the SOLA brand. The first step in building the SOLA brand globally is to develop and communicate brand consistency across international regions, ensuring that the SOLA name stands for the same values in every market. SOLA will then evolve the brand by continuing to introduce new products that are market-driven and consistent with the stated values of the brand. New products will support consumers' varied lifestyle needs, combining superior performance with excellent cosmetics and unique styling.

Finally, through strategic partnerships and co-branding efforts with international companies such as Nike and Fisher-Price, Inc., SOLA will continue to increase credibility and exposure for the brand among both direct customers and consumers.

Market the SOLA brand. As the SOLA brand becomes established, we will work to increase awareness and memory of the brand among consumers worldwide using various traditional marketing methods. A strategic mix of public relations, event sponsorships, and targeted advertising will strengthen awareness of the brand and help consumers understand how to select the right SOLA lens for their needs and lifestyles. Unique point-of-purchase displays will draw the potential purchaser to the SOLA product by illustrating the specific benefits of our lenses.

In addition, we will also use less traditional consumer marketing efforts to give consumers easy access to the variety of SOLA lens products available. In particular, web marketing, including web advertisements and dedicated product web sites for consumer-oriented products, will form a cornerstone for educating consumers on the SOLA brand.

Finally, we will extend SOLA's visibility and reach to new markets through co-branding and strategic alliances. The Nike and Fisher-Price, Inc. partnerships make new consumers, such as outdoor enthu siasts and children, aware of the SOLA brand. SOLA will continue to extend the marketing reach of its brand by linking its oph thalmic lenses to the fashion sunwear segment through the SOLA Sunlens division.

            [GRAPHIC OMITTED]                    [PHOTO OMITTED]

--------------------------------------------------------------------------------

                                     Myopia (near-sighted vision) is very com-mon in Asia. SOLA's new myopia-control lens results in less eye strain, which aids in delaying or preventing myopia.

                           We want people around the
                            world to view SOLA as an
                          innovative company using the
                        latest lens technology to bring
                         better vision to people in all
                            aspects of their lives.

global vision...global vision...global vision...global vision...global vision... global vision...global vision...global vision...global vision...global vision... global vision...
--------------------------------------------------------------------------------
financial table of contents
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

Selected Financial Data                                                       13
Management's Discussion and Analysis of Financial Condition
and Results of Operations                                                  14-21
Consolidated Balance Sheets                                                   22
Consolidated Statements of Income                                             23
Consolidated Statements of Shareholders' Equity                               24
Consolidated Statements of Cash Flows                                         25
Notes to Consolidated Financial Statements                                 26-39
Report of Ernst & Young LLP, Independent Auditors                             40
Quarterly Financial Data                                                      41
Corporate Directory                                                           42
Corporate Information                                          Inside Back Cover
                                                         selected financial data
--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

                                                                            Fiscal Year Ended March 31,
----------------------------------------------------------------------------------------------------------------------------------
(in thousands, except per share data)                    1999(1)        1998            1997(2)        1996            1995
----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations Data
  Net sales                                           $ 529,789      $ 547,735       $ 488,689      $ 387,709       $ 345,631
----------------------------------------------------------------------------------------------------------------------------------
  Income before extraordinary item                    $  12,521      $  51,092       $  30,897      $  34,588       $  13,640)(4)
  Extraordinary item, net of taxes                           --         (5,939)(3)          --           (912)(3)      (3,915)(4)
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                          $  12,521      $  45,153       $  30,897      $  33,676       $   9,725
----------------------------------------------------------------------------------------------------------------------------------
Earnings (Loss) Per Share Data--basic
  Income before extraordinary item                    $    0.51      $    2.09       $    1.31      $    1.59       $    0.82
  Extraordinary item                                         --          (0.24)             --          (0.04)          (0.23)
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                          $    0.51      $    1.85       $    1.31      $    1.55       $    0.59
----------------------------------------------------------------------------------------------------------------------------------
  Weighted average common shares outstanding             24,794         24,400          23,561         21,785          16,710
----------------------------------------------------------------------------------------------------------------------------------
Earnings (Loss) Per Share Data--diluted
  Income before extraordinary item                    $    0.49      $    2.00       $    1.24      $    1.51       $    0.78
  Extraordinary item                                         --          (0.23)             --          (0.04)          (0.22)
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                          $    0.49      $    1.77       $    1.24      $    1.47       $    0.56
----------------------------------------------------------------------------------------------------------------------------------
  Weighted average common and dilutive
    securities outstanding                               25,412         25,547          24,859         22,944          17,516
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    As of March 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                         1999           1998            1997           1996            1995
----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Data
  Total assets                                        $ 699,299      $ 684,058       $ 605,508      $ 416,849       $ 383,457
  Long-term debt                                        208,414        196,386         162,797         97,890         107,407
  Total shareholders' equity                            332,362        327,022         284,298        192,241         159,443
----------------------------------------------------------------------------------------------------------------------------------

(1) In fiscal 1999, primarily during the fourth quarter, the Company recorded special charges in the amount of $27.3 million, or $20.5 million, $0.81 per diluted share, after consideration of the associated tax benefit (see Note 10 of Notes to Consolidated Financial Statements).
(2) For fiscal 1997, the Company recorded two non-recurring charges in connection with the AO Acquisition: (i) a $7.2 million charge for the amortization associated with an inventory write-up to fair value that was reflected in cost of sales; and (ii) a $9.5 million charge for the write-off of in-process research and development that was reflected in in-process research and development expense.
(3) For fiscal 1998 and fiscal 1996, the extraordinary items comprise losses due to the repurchases of senior subordinated notes, net of tax.
(4) For fiscal 1995, the Company recorded two non-recurring charges in connection with the IPO: (i) a $3.0 million charge for the termination of the AEA Investors Inc. management agreement with the Company that was reflected in general and administrative expenses; and (ii) a $3.9 million write-off of debt issuance costs, that was reflected in the historical financial statements as an extraordinary item.

management's discussion and analysis of
--------------------------------------------------------------------------------
financial condition and results of operations
                                           SOLA International 1999 Annual Report

Overview

     The following discussion of the Company's financial condition and results of operations should be read in conjunction with the Company's consolidated financial statements and notes thereto included elsewhere in this Annual Report. The financial statements for the year ended March 31, 1997 reflect the consolidated operations of the Company after accounting for the acquisition ("AO Acquisition") of substantially all of the worldwide ophthalmic business ("AO") of American Optical Corporation ("AOC") on June 19, 1996 (see Note 1 of Notes to Consolidated Financial Statements), using the purchase method of accounting. Operating results for fiscal 1997 subsequent to the AO Acquisition include non-recurring, non-cash charges relating to the write-off of in-process research and development projects ($9.5 million) and amortization associated with an inventory write-up to fair value ($7.2 million), both of which were recorded in connection with the AO Acquisition. The years ended March 31, 1999, 1998 and 1997 are referred to herein as fiscal 1999, fiscal 1998 and fiscal 1997, respectively.

     The following table reflects the results of operations for the three fiscal years 1999, 1998 and 1997. The adjustment column in fiscal 1997 reflects adjustments to present results of operations on a more comparable basis adjusting for the non-recurring, non-cash charges, and tax effects thereof in connection with the AO Acquisition, noted above.

                                                                               Fiscal Year Ended March 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Adjusted
(in thousands)                                                     1999         1998         1997      Adjustments     1997
-------------------------------------------------------------------------------------------------------------------------------
Net sales                                                       $ 529,789    $ 547,735    $ 488,689                 $ 488,689
Cost of sales                                                     291,389      289,677      264,535    $  (7,216)     257,319
-------------------------------------------------------------------------------------------------------------------------------
  Gross profit                                                    238,400      258,058      224,154        7,216      231,370
-------------------------------------------------------------------------------------------------------------------------------
Research and development expenses                                  18,757       18,303       17,539                    17,539
Selling and marketing expenses                                     96,609       93,993       92,387                    92,387
General and administrative expenses
  (including goodwill amortization)                                57,977       53,056       47,381                    47,381
Special charges                                                    27,306           --           --                        --
In-process research and development expenses                           --           --        9,500       (9,500)          --
-------------------------------------------------------------------------------------------------------------------------------
  Operating expenses                                              200,649      165,352      166,807       (9,500)     157,307
-------------------------------------------------------------------------------------------------------------------------------
  Operating income                                                 37,751       92,706       57,347       16,716       74,063
Interest expense, net                                             (17,559)     (16,754)     (15,961)                  (15,961)
-------------------------------------------------------------------------------------------------------------------------------
  Income before provision for income taxes, minority interest
    and extraordinary item                                         20,192       75,952       41,386       16,716       58,102
Provision for income taxes                                         (8,394)     (25,369)     (10,737)      (5,851)     (16,588)
Minority interest                                                     723          509          248                       248
-------------------------------------------------------------------------------------------------------------------------------
  Income before extraordinary item                                 12,521       51,092       30,897       10,865       41,762
Extraordinary item, loss on repurchase of senior
  subordinated notes, net of tax                                       --       (5,939)          --                        --
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $  12,521    $  45,153    $  30,897    $  10,865    $  41,762
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

Results of Operations

     The following table sets forth, for the fiscal years indicated, the Company's results of operations as a percentage of net sales.

                                                                                        Fiscal Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------
                                                                                        1999      1998      1997
--------------------------------------------------------------------------------------------------------------------
                                                                                          %         %         %
Net sales                                                                               100.0     100.0     100.0
Cost of sales                                                                            55.0      52.9      54.1
--------------------------------------------------------------------------------------------------------------------
  Gross profit                                                                           45.0      47.1      45.9
--------------------------------------------------------------------------------------------------------------------
Research and development expenses                                                         3.5       3.3       3.6
Selling and marketing expenses                                                           18.2      17.2      18.9
General and administrative expenses                                                      10.9       9.7       9.7
Special charges                                                                           5.2        --        --
In-process research and development expenses                                               --        --       1.9
--------------------------------------------------------------------------------------------------------------------
  Operating expenses                                                                     37.8      30.2      34.1
--------------------------------------------------------------------------------------------------------------------
  Operating income                                                                        7.2      16.9      11.8
Interest expense, net                                                                    (3.3)     (3.1)     (3.2)
  Income before provision for income taxes, minority interest and extraordinary item      3.9      13.8       8.6
Provision for income taxes                                                               (1.6)     (4.6)     (2.2)
Minority interest                                                                         0.1       0.0       0.0
Extraordinary item                                                                        0.0      (1.0)      0.0
--------------------------------------------------------------------------------------------------------------------
  Net income                                                                              2.4       8.2       6.4
--------------------------------------------------------------------------------------------------------------------

Fiscal 1999 compared to Fiscal 1998

Net Sales

     Net sales were $529.8 million in fiscal 1999 reflecting a decrease of 3.3% from $547.7 million in fiscal 1998. Using constant exchange rates, the percentage decrease was 2.3%, and excluding Brazilian frame and equipment business sales (see below), constant exchange rate net sales would have decreased by 1.4%. The decline in net sales was primarily attributable to the North American and Rest of World regions. The sales decline in the North American region (primarily the United States) resulted from reduced net sales to laboratory customers that were acquired in fiscal 1998 by Essilor Laboratories of America, as well as lower sales of Spectralite(R) photochromic products caused by the release of a new generation Transitions product in CR39 plastic material. Also contributing to the net sales shortfall was softness of the Asian, Australian and South American economies, although these regions only accounted for approximately 18% of net sales. Under performance in the Company's Australian operations was partially caused by weakness of the Australian dollar against the U.S. dollar. South American sales declined by approximately 25% in the fourth quarter compared to the fourth quarter of fiscal 1998. Significantly contributing to this decline was the devaluation of the Brazilian Real in January 1999 and the sale of the Company's Brazilian frame and equipment business during April 1998, which had contributed approximately $5.2 million of net sales in fiscal 1998.

     The foregoing decreases were offset, in part, by growth in CR39 photochromic lens sales, especially due to the new generation Transitions product in CR39 plastic material, mentioned above, sales of high index lenses and new progressive lens designs. Higher priced products accounted for approximately 67% of net lens sales in fiscal 1999 compared to approximately 66% for fiscal 1998. Progressive lens net sales for fiscal 1999 were down by 1.5% compared to fiscal 1998, although, in the fourth quarter progressive lens net sales were 4.3% higher than for the same period in the prior year. Net sales performances by region were as follows: North America declined by 6.2%, Europe increased by 6.9% and Rest of World declined by 10.9%. Using constant exchange rates the regional performances were as follows: North America declined by 6.0%, Europe increased by 5.7% and Rest of World declined by 5.1%.

Gross Profit and Gross Margin

     Gross profit totaled $238.4 million for fiscal 1999 reflecting a decrease of 7.6% from gross profit of $258.1 million for fiscal 1998. Gross profit as a percentage of net sales ("gross margin") decreased to 45.0% for fiscal 1999 from 47.1% for fiscal 1998. The gross margin decrease was principally due to lower progressive lens product sales, product mix changes, and underabsorption of overhead due to a slowdown in production levels during the second through fourth quarters to align production with sales demand and expectations. The Company experiences price competition, which can be severe in certain markets, particularly for standard products.

management's discussion and analysis of
--------------------------------------------------------------------------------
financial condition and results of operations (continued)

                                           SOLA International 1999 Annual Report

Operating Expenses

     Operating expenses in fiscal 1999 totaled $200.6 million compared to operating expenses of $165.4 million for fiscal 1998. Included in fiscal 1999 operating expenses is $27.3 million representing special charges incurred predominantly in the fourth quarter. If these charges were excluded from operating expenses, operating expenses would have been $173.3 million, an increase over the prior year of 4.8%. Operating expenses, excluding the special charges, for fiscal 1999 and 1998 as a percentage of net sales were 32.7% and 30.2%, respectively. Reflecting the reduced net sales in fiscal 1999, overall operating expenses in fiscal 1999 have remained relatively flat with those of the prior year. Research and development expenses for fiscal 1999 and 1998 represent 3.5% and 3.3% of net sales, respectively. Selling and marketing expenses were 18.2% and 17.2%, of net sales in fiscal 1999 and 1998, respectively. As a percentage of net sales, general and administrative expenses increased to 10.9% for fiscal 1999 compared to 9.7% for fiscal 1998. The change in general and administrative expenses relates to increased information technology related expenses and impact of currency rates offset by lower expenses for performance based management bonuses and favorable changes in estimates related to certain reserves and accruals in the first quarter of fiscal 1999.

     Fiscal 1999 operating expenses included $27.3 million of special charges. Of this $27.3 million charge, $15.2 million related to strategic actions designed to improve the Company's operating performance. The charges include costs associated with the consolidation of the Sola and American Optical manufacturing facilities in Mexico ($8.0 million), other work force reductions ($3.0 million), as well as inventory ($3.1 million) and accounts receivable ($1.1 million) write-downs which resulted from the Asian and Brazilian economic softness. The Company currently estimates that it is likely to incur an additional $2 million to $3 million in charges associated with further reductions in force in the first half of fiscal 2000. Additionally, the dramatic devaluation of the Brazilian Real in January 1999, and the related impact on asset realization, including losses related to the Company's inability to collect the accounts receivable from the original sale of the Brazilian frame and equipment business (which the Company re-assumed in April 1999) resulted in pre-tax charges of $12.1 million in the fourth quarter, which comprised the remainder of the $27.3 million special charge (see Note 10 of Notes to Consolidated Financial Statements).

Operating Income

     Operating income for fiscal 1999 totaled $37.8 million, a decrease of $54.9 million from fiscal 1998 operating income of $92.7 million, or 59.3%. If the special charges included in operating expenses were excluded from the operating income, fiscal 1999 operating income would have been $65.1 million, and the decrease of fiscal 1999 operating income from fiscal 1998 operating income would have been 29.8%.

Net Interest Expense

     Net interest expense totaled $17.6 million for fiscal 1999 compared to $16.8 million for fiscal 1998, an increase of $0.8 million. During the third quarter of fiscal 1998 the Company repurchased its 9 5/8% Senior Subordinated Notes, and during the fourth quarter of fiscal 1998 the Company issued 6 7/8% Senior Notes. The net effect of the above two changes has been to reduce current period interest rates. This reduction in interest rates and therefore interest expense has been more than offset by an increase in interest expense due to increased borrowing levels in the current year.

Provision for Income Taxes

      The Company's combined state, federal and foreign tax rate was approximately 41.6% for fiscal 1999 compared to 33.4% for fiscal 1998. The primary cause of the increase in the effective income tax rate for fiscal 1999 to 41.6% was the Company booking a valuation allowance, and therefore no tax benefit, against the loss related to the Company's inability to collect the accounts receivable from the original sale of the Brazilian frame and equipment business, which the Company re-assumed in April 1999. If the special charges are excluded from income before provision for income taxes, and the tax benefit associated with the special charges are excluded from the provision for income taxes, the resulting effective combined state, federal and foreign tax rate would have been 32.0%. The Company has deferred tax assets on its balance sheet as of March 31, 1999 amounting to approximately $23.8 million. The ultimate utilization of these deferred tax assets is dependent on the Company's ability to generate taxable income in the future.

Net Income

     Net income for fiscal 1999 totaled $12.5 million compared to $45.2 million for fiscal 1998. If the extraordinary item was excluded from fiscal 1998 results and the special charges and associated taxes were excluded from fiscal 1999 results, the decline from fiscal 1998, as adjusted, to fiscal 1999, as adjusted, would have been $18.1 million, or 35.4%.

Fiscal 1998 compared to Fiscal 1997

Net Sales

     Net sales were $547.7 million in fiscal 1998 reflecting an increase of 12.1% from $488.7 million in fiscal 1997. Using constant exchange rates, the percentage increase from fiscal 1997 to fiscal 1998 was 16.6%. Higher priced product growth contributed to the Company's net sales growth in fiscal 1998 and fiscal 1997, led by the growth of Spectralite, plastic photochromic and polycarbonate products, offset in part by price

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

and volume erosion in net sales of lower priced products. Higher priced products accounted for approximately 66% of net lens sales in fiscal 1998 compared to 61% in fiscal 1997. Increased marketing and customer service efforts also contributed to the growth in other higher priced products. Net sales increases by region from fiscal 1997 to 1998 were as follows: North America 20.1%, Europe 7.1% and Rest of World 1.3%. At constant exchange rates, net sales increases from fiscal 1997 to fiscal 1998 were: North America 20.1%, Europe 16.0% and Rest of World 6.8%.

Gross Profit and Gross Margin

     Gross profit totaled $258.1 million in fiscal 1998 reflecting an increase of 15.1% from fiscal 1997 gross profit of $224.2 million. If the amortization associated with an inventory write-up to fair value in fiscal 1997, of $7.2 million, is excluded from the fiscal 1997 gross profit, then the percentage increase from fiscal 1997 to fiscal 1998 is 11.5%. Gross profit as a percentage of net sales in fiscal 1998, fiscal 1997 and fiscal 1997, as adjusted, were 47.1%, 45.9% and 47.3%, respectively. The Company incurred manufacturing start up costs in its new finished polycarbonate manufacturing operation acquired when the Company purchased Neolens, Inc. in July 1996, and ramp up costs associated with new product offerings, such as Matrix, the Company's anti-reflective coating delivery system, which resulted in reduced gross margins. Offsetting in part the aforementioned reductions, has been a shift towards higher value added products, and benefits from the Company's cost reduction program.

Operating Expenses

     Operating expenses totaled $165.4 million in fiscal 1998, a decrease of $1.4 million from fiscal 1997 operating expenses of $166.8 million. If the write-off of in-process research and development projects in fiscal 1997 of $9.5 million is excluded from the fiscal 1997 operating expenses, then the fiscal 1998 operating expenses increased 5.1% compared to fiscal 1997, as adjusted. Research and development expenses for fiscal 1998 and fiscal 1997 represent 3.3% and 3.6%, respectively, of annual net sales, reflecting the Company's continued commitment to research and development of new products, materials and processes. Selling and marketing expenses were 17.2% and 18.9% of net sales in fiscal 1998 and 1997, respectively. During the fourth quarter of fiscal 1997 the Company introduced a new progressive lens design, Percepta, with a worldwide launch. Significant marketing expenditures associated with this launch were incurred primarily in the last two quarters of the 1997 fiscal year resulting in higher sales and marketing expenses as a percentage of net sales in fiscal 1997. General and administrative expenses in both fiscal 1998 and fiscal 1997 were 9.7% as a percentage of net sales.

Operating Income

     Operating income for fiscal 1998 totaled $92.7 million, an increase of $35.4 million over fiscal 1997 operating income of $57.3 million, or 61.7%. If the amortization associated with the inventory write-up to fair value of $7.2 million, and the write-off of in-process research and development projects of $9.5 million, are excluded from the operating income of fiscal 1997, then fiscal 1997 operating income increases to $74.1 million, and the growth of fiscal 1998 operating income over fiscal 1997 operating income, as adjusted, is 25.2%.

Net Interest Expense

      Net interest expense totaled $16.8 million for fiscal 1998 and $15.9 million for fiscal 1997. Interest expense was higher in fiscal 1998 than fiscal 1997, primarily due to a full year of higher indebtedness to fund the acquisitions of AO and Neolens in June and July of 1996, offset in part by lower interest rates on the Company's revolving line of credit, and the repurchase of its 9 5/8% Senior Subordinated Notes in December 1997. Simultaneously with the AO Acquisition, the Company entered into a new bank credit facility with The Bank of America National Trust and Savings Association, for itself and as agent for a syndicate of other financial institutions (see "Liquidity and Capital Resources"). In July 1996, the Company issued 2.32 million shares of common stock in a public offering for which it received net proceeds of approximately $62.8 million.

Provision for Income Taxes

     The Company's combined state, federal and foreign tax rate was approximately 33.4% for fiscal 1998 compared to 25.9% for fiscal 1997. The utilization of United States valuation allowances, arising in fiscal 1994, were the primary reasons for the lower income tax rate in fiscal 1997.

Extraordinary Item

     During fiscal 1998 the Company repurchased all of its remaining 9 5/8% Senior Subordinated Notes due 2003. As a result of the repurchase the Company recorded an extraordinary charge of $5.9 million resulting from the write-off of unamortized debt issuance costs and premium over accreted value, net of tax.
The repurchase was funded by borrowings under the Company's credit agreement.

Net Income

     Net income for fiscal 1998 totaled $45.2 million compared to $30.9 million for fiscal 1997. If the extraordinary item is excluded in fiscal 1998 and the one time charges are excluded in fiscal 1997 the growth from fiscal 1997, as adjusted, to fiscal 1998, as adjusted, would have been 22.3%.

management's discussion and analysis of
--------------------------------------------------------------------------------
financial condition and results of operations (continued)
                                           SOLA International 1999 Annual Report

Liquidity and Capital Resources

     Operating activities generated $3.2 million in cash in fiscal 1999 compared with $20.9 million in fiscal 1998 and $32.4 million in fiscal 1997. The reduction in cash flows from operations in fiscal 1999 compared to fiscal 1998 is primarily due to the reduced net income, reduced trade payables and accrued liabilities, and increased net deferred taxes, offset in part by reduced growth of accounts receivable and inventories, and increased depreciation and amortization. The change in cash flows from operations in fiscal 1998 compared to fiscal 1997 was primarily due to increases in inventories and accounts receivable, offset by significantly improved net income in fiscal 1998. In addition, during fiscal 1998 the Company decided to take advantage of prompt pay discounts offered by suppliers in the United States resulting in accounts payable not increasing in line with the increases in the business.

     During fiscal 1999 inventories as a percentage of net sales grew to 31.8% from 31.0% in the prior year. The increase in inventories as a percentage of net sales is primarily a result of reduced net sales. During the first half of fiscal 1999 inventory levels increased substantially, and management reduced production levels, primarily in the second half of the year, to combat this growth, bringing the inventory levels back in line with the beginning of the year levels. During fiscal 1998 inventories as a percentage of net sales grew to 31.0% from 28.4% in the prior year. The increase in inventories was primarily a result of building inventories to support new product launches, growth in higher priced products as a percentage of net sales and therefore of inventories, and the projected overall increase in the business. Accounts receivable as a percentage of net sales increased to 22.4% in fiscal 1999 compared to 22.0% a year ago. The slowdown in world economies, particularly in Asia and South America have contributed to the increase in accounts receivable as a percentage of net sales. Accounts receivable as a percentage of net sales increased to 22.0% in fiscal 1998 compared to 21.5% for fiscal 1997.

     During fiscal 1999 net cash expended on investing activities amounted to $38.5 million. Of this amount $30.5 million represented capital expenditures and $8.6 million represented investment in acquisitions. The most significant capital expenditures, primarily on additional production capacity and computer system upgrades, were made in the United States, Mexico, Brazil, Italy and Australia. The $8.6 million spent on acquisitions represents the acquisition of the assets of an anti-reflection coating laboratory in Oregon, USA, acquired by the Company in June 1998. During fiscal 1998 net cash expended on investing activities amounted to $41.2 million, primarily being capital expenditures. The most significant capital expenditures, primarily on additional production capacity, were made in the United States, Mexico, Brazil, China, Venezuela and Australia. During fiscal 1997 net cash expended on investing activities amounted to $154.8 million. On June 19, 1996, the Company acquired substantially all of the worldwide ophthalmic business of AOC for cash consideration of $103.6 million (together with the assumption of certain liabilities). The AO Acquisition was funded primarily through borrowings under the Company's then existing credit agreement, which borrowings were subsequently repaid in part with the proceeds from the equity public offering during July 1996. On July 2, 1996 the Company acquired Neolens, Inc. ("Neolens"), a Florida corporation for cash consideration of approximately $15.5 million, including the assumption of Neolens debt ("Neolens Acquisition"). The Neolens Acquisition was funded through borrowings under the Com pany's then existing credit agreement. During fiscal 1997, the Company spent approximately $30.0 million on capital expenditures, primarily to add production capacity, in the United States, Mexico, China and Brazil. Management anticipates capital expenditures of $25 million to $30 million annually over the next several years, of which approximately $5 million annually is viewed as discretionary.

      Financing activities generated $22.5 million in cash in fiscal 1999 and $32.3 million in fiscal 1998, primarily from additional borrowings under the Amended Agreement and exercise of stock options by employees. In the third quarter of fiscal 1998 the Company repurchased all of its remaining 9 5/8% Senior Subordinated Notes due 2003. The notes repurchase was funded by borrowings under the Amended Agreement. In conjunction with the repurchase of its Senior Subordinated Notes the Company amended its bank credit agreement with The Bank of America National Trust and Savings Association, for itself and as agent for a syndicate of other financial institutions ("Amended Agreement").

     The Amended Agreement increased the Company's multicurrency revolving facility from $180 million to $300 million. Borrowings are divided into two tranches. Tranche A permits borrowings up to $30 million in either U.S. dollars or foreign currencies, to be used for working capital and consummating certain permitted acquisitions. Tranche B permits borrowings of up to $270 million and can be used for working capital purposes, outstanding letters of credit and consummating certain permitted acquisitions. The Tranche A Facility matures on October 31, 2000 and the Tranche B Facility matures on May 31, 2001. Among other things the Amended Agreement changed certain financial covenants, removed the requirement for foreign subsidiary guarantees under the Tranche A Facility, increased the basket for incurring other unsecured indebtedness to $150 million, and deleted the term facility portion.

     Borrowings under the Tranche A and Tranche B revolvers (other than swing line loans, which may only be Base Rate loans) may be made as Base Rate Loans or LIBO Rate Loans. Base Rate Loans bear interest at rates per annum equal to the higher of (a) 0.50% per annum above the latest Federal Funds Rate, or (b) the Bank of America Reference Rate. LIBO Rate Loans bear interest at a rate per annum equal to the sum of the LIBO Rate and a margin varying from 0.450% to 0.750% based on the Company's leverage ratio. Fixed rate borrowings in foreign currencies bear interest at rates per annum equal to the referenced currency's local IBOR plus a margin varying from 0.450% to 0.750% based on the Company's leverage ratio. Local currency Base Rate Loans are also available at a spread similar to US Base Rate Loans described above.

     During the fourth quarter of fiscal 1998 the Company issued 6 7/8% Senior Notes ("Notes") due 2008, for which the Company received approximately $98.5 million net proceeds, after discounts and issuance expenses. Net proceeds were used to pay down borrowings under the Amended Agreement. The Notes are unsecured senior obligations of the Company, limited to $100 million aggregate principal amount

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

at maturity, and will mature on March 15, 2008. The Notes will be redeemable, as a whole or from time to time in part, at the option of the Company on any date at a redemption price equal to the aggregate principal amount plus a make whole premium.

     Financing activities generated $125.3 million in fiscal 1997. During July 1996 the Company sold 2,320,000 additional shares of common stock at $28.625 per share through a public offering. The net proceeds from this offering were approximately $62.8 million. The Company used such net proceeds to repay indebtedness which it incurred under its then existing bank credit agreement. Simultaneously with the closing of the AO Acquisition, the Company entered into a bank credit agreement with The Bank of America National Trust and Savings Association, for itself and as agent for a syndicate of other financial institutions, covering an aggregate amount of $180 million.

     The Company's foreign subsidiaries maintain local credit facilities to provide credit for overdraft, working capital and some fixed asset investment purposes. As of March 31, 1999, the Company's total credit available under such facilities was approximately $44.1 million, of which $16.9 million had been utilized.

     The Company continues to have significant liquidity requirements. In addition to working capital needs and capital expenditures, the Company has substantial cash requirements for debt service. The Company expects that the Amended Agreement and other overseas credit facilities, together with cash on hand and internally generated funds, if available as anticipated, will provide sufficient capital resources to finance the Company's operations, fund anticipated capital expenditures, and meet interest requirements on its debt, including the Notes, for the foreseeable future. As the Company's debt matures, the Company may need to refinance such debt. There can be no assurance that such debt can be refinanced on terms acceptable to the Company.

Currency Exchange Rates

     As a result of the Company's worldwide operations, currency exchange rate fluctuations tend to affect the Company's results of operations and financial position. The two principal effects of currency exchange rates on the Company's results of operations and financial position are (i) translation adjustments for subsidiaries where the local currency is the functional currency and (ii) translation adjustments for subsidiaries in hyper-inflationary countries. Translation adjustments for functional local currencies have been made to shareholders' equity. For the fiscal years ended March 31, 1999, 1998 and 1997 such translation adjustments were approximately $(9.2) million, $(10.0) million, and $(3.8) million, respectively, primarily as a result of the strength of the U.S. dollar.

     For translation adjustments of the Company's subsidiaries operating in hyper-inflationary countries, until recently primarily Brazil, the functional currency is determined to be the U.S. dollar, and therefore all translation adjustments are reflected in the Company's Statements of Oper ations. During January 1999 the Brazilian Real devalued against the U.S. dollar. By March 31, 1999 the Real had deteriorated to 1.74 against the U.S. dollar, compared to 1.21 against the U.S. dollar as of December 31, 1998, although it had reached higher than 2.00 against the U.S. dollar in February. As a result of this devaluation the Company incurred an exchange loss of approximately $5.9 million in the fourth quarter of fiscal 1999 (see Note 10 of Notes to Consolidated Financial Statements). In hyper-inflationary environments, the Company generally protects margins by methods which include increasing prices monthly at a rate appropriate to cover anticipated inflation, compounding interest charges on sales invoices daily and holding cash balances in U.S. dollar denominated accounts where possible.

     Because a majority of the Company's debt is U.S. dollar denominated, the Company may hedge against certain currency fluctuations by entering into currency swaps (however certain currencies, such as the Brazilian Real, cannot be hedged economically), although no such swaps had been entered into as of March 31, 1999. As of March 31, 1999 certain of the Company's foreign subsidiaries had entered into forward contracts for intercompany purchase commitments in amounts other than their home currency. The carrying amount of the forward contracts approximates fair value, which has been estimated based on current exchange rates. For further financial data of the Company's performance by region, see Note 16 of Notes to Consolidated Financial Statements.

Seasonality

     The Company's business is somewhat seasonal, with third quarter results generally weaker than the other three quarters as a result of lower sales during the holiday season, and fourth quarter results generally the strongest.

Inflation

     Inflation continues to affect the cost of the goods and services used by the Company. The competitive environment in many markets limits the Company's ability to recover higher costs through increased selling prices, and the Company is subject to price erosion in many of its standard product lines. The Company seeks to mitigate the adverse effects of inflation through cost containment and productivity and manufacturing process improvements. For a description of the effects of inflation on the Company's reported revenues and profits and the measures taken by the Company in response to inflationary conditions (see "Currency Exchange Rates").

Quantitative and Qualitative Disclosures about Market Risk

Quantitative Disclosures. The Company is exposed to market risks inherent in its operations, primarily related to interest rate risk and currency risk. These risks arise from transactions and operations entered into in the normal course of business.

management's discussion and analysis of
--------------------------------------------------------------------------------
financial condition and results of operations (continued)
                                           SOLA International 1999 Annual Report

     Interest Rate Risk. The Company is subject to interest rate risk on its existing long-term debt and any future financing requirements. Fixed rate debt consists primarily of outstanding balances on Senior Notes, and variable rate debt relates primarily to borrowings under the Company's Bank Credit Agreement.

     The following table presents the future principal cash flows and weighted average interest rates expected on the Company's existing long-term debt instruments. Fair values have been determined based on quoted market prices as of March 31, 1999.

                   Expected Maturity Date (as March 31, 1999)

------------------------------------------------------------------------------------------------------------------------------------
                                   Fiscal        Fiscal        Fiscal   Fiscal     Fiscal
(dollars in thousands)              2000          2001          2002     2003       2004      Thereafter     Total        Fair Value
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt:
  Fixed rate debt                  $4,510        $1,441        $3,292     $264       $174      $100,243     $109,924       $103,274
Weighted average interest rate       6.93%         6.09%         6.35%    4.21%      3.13%         6.85%        6.21%
Long-term debt:
  Variable rate debt                   --            --      $103,000       --         --            --     $103,000       $103,000
Weighted average interest rate         --            --          5.56%      --         --            --         5.56%

     Currency Rate Risk. The Company's subsidiaries primarily operate in foreign markets, and predominantly have their local currencies as their functional currencies. These subsidiaries do not have third party borrowings in currencies other than their local currencies, and therefore there are no appropriate quantitative disclosures.

Qualitative Disclosures.

     Interest Rate Risk. The Company's primary interest rate risk exposures relate to:

     o    Interest rate risk on variable long-term borrowings,

     o The ability of the Company to pay or refinance long-term borrowings at maturity at market rates,

     o The impact of interest rate movements on the Company's ability to meet interest expense requirements and financial covenants and

     o The impact of interest rate movements on the Company's ability to obtain adequate financing to fund future operations or business acquisitions.

     The Company manages interest rate risk on its outstanding long-term borrowings through the use of fixed and variable rate debt. While the Company cannot predict its ability to refinance existing debt, or the impact interest rate movements might have on existing debt, management evaluates the Company's financial position on an ongoing basis.

     Currency Rate Risk. The Company's primary currency rate risk exposures relate to:

     o The Company's decentralized operations, whereby approximately 50% of the Company's revenues are derived from operations outside the United States, denominated in currencies other than the U.S. dollar,

     o The ability of the Company's U.S. operations to satisfy cash flow requirements of predominantly U.S. dollar denominated long-term debt without the need to repatriate into the United States foreign earnings and profits, denominated in currencies other than the U.S. dollar,

     o The Company's investments in foreign subsidiaries are primarily directly from the U.S. parent, resulting in U.S. dollar investments in foreign currency functional companies and

     o The location of the Company's operating subsidiaries in a number of countries that have seen significant exchange rate changes against the U.S. dollar, primarily downward in recent years, such as Brazil, Mexico, China, Venezuela and other Asian countries.

     The Company operates on a decentralized regional basis with manufacturing operations located in most major markets, thus individual markets are not necessarily impacted by changes in currency exchange rates. In addition, the Company negotiated as part of its Bank Credit Agreement, a multicurrency facility so that local borrowings can be made in the currency of the local entity, whilst still obtaining the benefits of central borrowing capacity. In addition, in certain limited instances, subsidiaries, under authority of head office, will enter into forward exchange contracts for inter-company supply of products. These contracts do not extend longer than one year, and are immaterial to the overall operations of the group. Subsidiaries operating in high or hyper-inflationary environments protect margins by methods which include increasing prices monthly at a rate appropriate to cover anticipated inflation, compounding interest charges on sales invoices daily and holding cash balances in U.S. dollar denominated accounts where possible. The Company discloses constant exchange rate net sales performances in the aggregate, as well as by region, in the management's discussion and analysis of financial condition and results of operations (see "Currency Exchange Rates").

Year 2000

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Com puter programs or hardware that have date-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

     The Company has completed its Year 2000 assessment of critical business systems. Based on these assessments, the Company determined that it will be required to modify or replace certain portions of its software so that those systems will properly utilize dates beyond December 31, 1999. The Company presently believes that with modifications or replacements of existing software, the Year 2000 issue can be mitigated. Year 2000 expenditures to-date have not been material, and the overall cost to the Company of making its Information Technology ("IT") systems Year 2000 compliant is also estimated to not be material to the Company's results of operations (less than $2 million over a three fiscal year period).

     The Company has also performed extensive testing of operating equipment ("embedded chips") to ensure that they are Year 2000 compliant. To date no material exposures have been detected.

     For those IT systems that require upgrades to make them Year 2000 compliant, the Company believes it has commenced upgrade programs in a timely manner so that the systems will be available for extensive testing prior to implementation. The majority of remediation work has been completed. However, in certain instances, the Company will not meet the timetable for implementation of its main Year 2000 strategy, primarily in Australia and France. In both instances contingency plans have been developed and implemented which should deliver adequate computer functionality until the main strategy can be completed.

     The cost of the Company's Year 2000 program and its beliefs regarding its compliance program are based on the Company's best estimates, which were derived utilizing a number of assumptions about future events, such as the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, the performance of key software and hardware vendors and other similar uncertainties. However, the Company is not sure that its estimates will be achieved and actual results could differ materially from those anticipated.

     As part of its overall assessment package, the Company is also in the process of assessing the possible effects on the Company's operations of the Year 2000 readiness of key suppliers and customers. The Company has developed a worksheet for all sites to utilize as an aid in collecting information about Year 2000 compliance including that of business partners. Initial emphasis has been on partners with Electronic Data Interfaces ("EDI"), with the second stage being communication with key suppliers and customers on their readiness. The Company's largest customer accounts for less than 5% of net sales and the ten largest customers account for approximately 23% of net sales.

     Due to the Company's decentralized operations, and lack of reliance on one Companywide IT system, the Company believes that the risk of isolated Year 2000 failures should not be material to the Company's consolidated operations. However, difficulties in making the Company's IT systems Year 2000 compliant in a number of its significant geographic regions or the failure of a number of the Company's major vendors, customers or other material service providers to adequately address their Year 2000 issues would have a material adverse effect on the Company.

     Certain of the Company's North American operations implemented a significant upgrade of their computer operating systems (unrelated to the Year 2000 issue), which entailed the installation of certain modules of an enterprise wide IT system. This system underwent extensive testing in the month of November 1998, and since December 1998 the system has been fully operational.

European Union Conversion to the "Euro"

     The Company has instituted a "Euro" conversion team and begun preliminary preparation for the conversion by eleven member states of the European Union to a common currency, the "Euro." Conversion to the Euro by these member states of the Union will take place on a "no compulsion, no prohibition" basis between January 1, 1999 and January 1, 2002. By January 1, 2002 all companies operating in the eleven member states will be required to be fully operational using the new currency. The Euro conversion team has primarily addressed the accounting and information systems changes that are necessary to facilitate trading in the Euro, the possible marketplace implications of a common currency and the currency exchange rate risks, with the initial emphasis placed on the system modifications. The Company has not completed the evaluation of the possible effect of the changes to the Euro on foreign currency loans, or the impact if any, on the marketplace implications of a common currency. Preliminary assessments indicate that the financial impact of conversion to a Euro based currency will not be material to the Company's consolidated financial position, results of operations or cash flows.

Information Relating to Forward-Looking Statements

     This Annual Report of the Company includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, including statements regarding, among other items, (i) the Company's development of new products, including, among others, Percepta, AO Compact, Visuality, Spectralite, ViZio, Access and Matrix, (ii) the availability of raw materials for the Company's products, the costs of product introductions, and trends in sales growth (including growth related to new products), (iii) anticipated trends in the Company's business environment, including competitive and pricing pressures, (iv) the Company's ability to continue to control costs and maintain adequate standards of customer service and product quality, (v) future income tax rates and capital expenditures and working capital requirements and (vi) statements regarding the adequacy of the Com pany's planning for the Year 2000 and Euro issues. These forward-looking statements reflect the Company's current views with respect to future events and financial performance. The words "believe," "expect," "anticipate" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Com pany undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results could differ materially from the forward-looking statements as a result of various factors including those described in "Business--Environmental Matters" and "Factors Affecting Future Operating Results," included in Exhibit 99.1, of the Company's Form 10-K for the fiscal year ended March 31, 1999.

consolidated balance sheets
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

                                                                                                 March 31,
----------------------------------------------------------------------------------------------------------------
(in thousands, except per share data)                                                       1999         1998
----------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                                                              $  21,578    $  34,444
  Trade accounts receivable, less allowance for doubtful accounts of $7,003 and
    $4,956 at March 31, 1999 and 1998, respectively                                        118,648      120,590
  Inventories                                                                              168,755      169,756
  Other current assets                                                                      20,486       16,798
----------------------------------------------------------------------------------------------------------------
    Total current assets                                                                   329,467      341,588
Property, plant and equipment, at cost, less accumulated depreciation and amortization     153,000      132,778
Goodwill and other intangibles, net                                                        195,345      198,341
Other long-term assets                                                                      21,487       11,351
----------------------------------------------------------------------------------------------------------------
    Total assets                                                                         $ 699,299    $ 684,058
----------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Current liabilities:
  Notes payable to banks                                                                 $  17,490    $  10,095
  Current portion of long-term debt                                                          4,510        2,505
  Accounts payable                                                                          50,854       60,254
  Accrued liabilities                                                                       31,313       35,462
  Accrued payroll and related compensation                                                  26,468       30,758
  Other current liabilities                                                                  2,709        2,536
----------------------------------------------------------------------------------------------------------------
    Total current liabilities                                                              133,344      141,610
Long-term debt, less current portion                                                         5,782        1,790
Bank debt, less current portion                                                            103,000       95,000
Senior notes                                                                                99,632       99,596
Other long-term liabilities                                                                 25,179       19,040
----------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                      366,937      357,036
Commitments and contingencies
Shareholders' equity:
Preferred stock, $0.01 par value; 5,000 shares authorized; no shares issued                     --           --
Common stock, $0.01 par value; 50,000 shares authorized; 24,867 shares
  (24,723 shares as of March 31, 1998) issued and outstanding                                  249          247
Additional paid-in capital                                                                 280,525      278,688
Equity participation loans                                                                     (50)        (230)
Retained earnings                                                                           70,578       58,057
Cumulative other comprehensive income (loss)                                               (18,940)      (9,740)
----------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                             332,362      327,022
----------------------------------------------------------------------------------------------------------------
    Total liabilities and shareholders' equity                                           $ 699,299    $ 684,058
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements consolidated statements of income
--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

                                                                                          Year Ended March 31,
----------------------------------------------------------------------------------------------------------------------
(in thousands, except per share data)                                                1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
Net sales                                                                         $ 529,789    $ 547,735    $ 488,689
Cost of sales                                                                       291,389      289,677      264,535
----------------------------------------------------------------------------------------------------------------------
  Gross profit                                                                      238,400      258,058      224,154
----------------------------------------------------------------------------------------------------------------------
Research and development expenses                                                    18,757       18,303       17,539
Selling and marketing expenses                                                       96,609       93,993       92,387
General and administrative expenses                                                  57,977       53,056       47,381
Special charges                                                                      27,306           --           --
In-process research and development expense                                              --           --        9,500
----------------------------------------------------------------------------------------------------------------------
  Operating expenses                                                                200,649      165,352      166,807
----------------------------------------------------------------------------------------------------------------------
  Operating income                                                                   37,751       92,706       57,347
Interest income                                                                         913          664          640
Interest expense                                                                    (18,472)     (17,418)     (16,601)
----------------------------------------------------------------------------------------------------------------------
  Income before provision for income taxes, minority interest and
    extraordinary item                                                               20,192       75,952       41,386
Provision for income taxes                                                           (8,394)     (25,369)     (10,737)
Minority interest                                                                       723          509          248
----------------------------------------------------------------------------------------------------------------------
  Income before extraordinary item                                                   12,521       51,092       30,897
Extraordinary item, loss on repurchase of senior subordinated notes, net of tax          --       (5,939)          --
----------------------------------------------------------------------------------------------------------------------
  Net income                                                                      $  12,521    $  45,153    $  30,897
----------------------------------------------------------------------------------------------------------------------
Earnings (loss) per share--basic:
  Income before extraordinary item                                                $    0.51    $    2.09    $    1.31
  Extraordinary item                                                                     --        (0.24)          --
----------------------------------------------------------------------------------------------------------------------
  Net income                                                                      $    0.51    $    1.85    $    1.31
----------------------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding                                           24,794       24,400       23,561
----------------------------------------------------------------------------------------------------------------------
Earnings (loss) per share--diluted:
  Income before extraordinary item                                                $    0.49    $    2.00    $    1.24
  Extraordinary item                                                                     --        (0.23)          --
----------------------------------------------------------------------------------------------------------------------
  Net income                                                                      $    0.49    $    1.77    $    1.24
----------------------------------------------------------------------------------------------------------------------
Weighted average common and dilutive securities outstanding                          25,412       25,547       24,859
----------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements consolidated statements of shareholders' equity
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

                                                                                                        Cumulative
                                                                                             Retained      Other
                                                               Additional     Equity         Earnings/     Compre-       Total
                                               Common Stock     Paid-in    Participation   (Accumulated    hensive    Shareholders'
(in thousands, except per share data)         Shares   Value    Capital        Loans         Deficit)   Income (Loss)    Equity
------------------------------------------------------------------------------------------------------------------------------------
Balances, March 31, 1996                      21,797    $218   $206,412         $(421)       $(17,993)    $  4,025      $192,241
Net income                                                                                     30,897                     30,897
Foreign currency translation adjustments                                                                    (3,771)       (3,771)
  Total comprehensive income                                                                                              27,126
Public Offering of 2,320 shares of $0.01
  par value common stock, net of
  offering expenses                            2,320      23     62,742                                                   62,765
146 shares of $0.01 par value common
  stock issued under stock option plans          146       2      1,747                                                    1,749
Tax benefit from exercise of stock options                          266                                                      266
Repayment of equity participation loans                                           151                                        151
------------------------------------------------------------------------------------------------------------------------------------
Balances, March 31, 1997                      24,263     243    271,167          (270)         12,904          254       284,298
Net income                                                                                     45,153                     45,153
Foreign currency translation adjustments                                                                    (9,994)       (9,994)
  Total comprehensive income                                                                                              35,159
460 shares of $0.01 par value common
  stock issued under stock option plans          460       4      5,330                                                    5,334
Tax benefit from exercise of stock options                        2,191                                                    2,191
Repayment of equity participation loans                                            40                                         40
------------------------------------------------------------------------------------------------------------------------------------
Balances, March 31, 1998                      24,723     247    278,688          (230)         58,057       (9,740)      327,022
------------------------------------------------------------------------------------------------------------------------------------
Net income                                                                                     12,521                     12,521
Foreign currency translation adjustments                                                                    (9,200)       (9,200)
  Total comprehensive income                                                                                               3,321
144 shares of $0.01 par value common
  stock issued under stock option plans          144       2      1,534                                                    1,536
Tax benefit from exercise of stock options                          303                                                      303
Repayment of equity participation loans                                           180                                        180
------------------------------------------------------------------------------------------------------------------------------------
Balances, March 31, 1999                      24,867    $249   $280,525         $ (50)       $ 70,578     $(18,940)     $332,362
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                           consolidated statements of cash flows
--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

                                                                                      Year Ended March 31,
------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                  1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                                                   $  12,521    $  45,153    $  30,897
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interest in earnings                                                     (723)        (509)        (248)
Depreciation and amortization                                                   25,041       22,140       21,595
Inventory write-up                                                                  --           --        7,216
In-process research and development                                                 --           --        9,500
Provision for excess and obsolete inventory                                      5,620        1,833        1,593
Provision for doubtful accounts                                                  2,716        1,337        1,258
Increase (decrease) in net deferred taxes                                       (7,855)       7,750       (3,644)
Gain on disposal/sale of property, plant and equipment                             (65)         (82)        (272)
Changes in assets and liabilities:
  Trade accounts receivable                                                     (1,313)     (21,242)     (19,513)
  Inventories                                                                   (5,358)     (38,231)     (24,464)
  Prepaids and other assets                                                     (3,847)      (6,022)        (725)
  Accounts payable--trade                                                      (16,891)       2,710        6,258
  Accrued and other current liabilities                                         (8,362)       3,652        1,803
  Tax benefit from exercise of stock options                                       303        2,191          266
  Other long-term liabilities                                                    1,460          174          898
------------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                    3,247       20,854       32,418
------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
Acquisition of American Optical, less cash and cash equivalents of $3,365           --           --     (108,594)
Purchases of businesses                                                         (8,601)          --      (16,848)
Capital expenditures                                                           (30,458)     (39,497)     (29,951)
Other investing activities                                                         546       (1,730)         636
------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                      (38,513)     (41,227)    (154,757)
------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
Sale of common stock                                                                --           --       62,765
Payments on equity participation loans/exercise of stock options                 1,716        5,374        1,900
Net receipts (payments) under notes payable to banks                            15,611        2,731       (4,789)
Borrowings on long-term debt                                                     5,031           --        4,081
Payments on long-term debt                                                      (4,255)      (4,628)      (5,278)
Net receipts under bank debt                                                     4,427       22,374       66,626
Issuance of senior notes                                                            --       99,596           --
Repurchase of senior subordinated notes                                             --      (93,152)          --
------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                                   22,530       32,295      125,305
------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents                      (130)      (1,879)        (959)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                           (12,866)      10,043        2,007
Cash and cash equivalents at beginning of period                                34,444       24,401       22,394
------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                   $  21,578    $  34,444    $  24,401
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements notes to consolidated financial statements
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

1. Business and Basis of Presentation

     Sola International Inc. ("Company") designs, manufactures and distributes a broad range of eyeglass lenses, primarily focusing on the fast growing plastic lens segment of the global market. The Company operates in one business segment.

     In June 1996, the Company acquired substantially all of the worldwide ophthalmic business ("AO") of American Optical Corporation for cash consideration of $103.6 million (together with the assumption of certain liabilities) (the "AO Acquisition"). The AO Acquisition was accounted for under the purchase method of accounting as of the closing date. The total purchase price of $110.2 million (including acquisition costs of $6.5 million) exceeded the historical book value of the net assets acquired and such excess was allocated to the assets and liabilities based on their estimated fair values as of the AO Acquisition date, including in-process research and development ($9.5 million) with no alternative future use. Independent appraisals were utilized for determining the amounts assigned to certain purchased assets including property, plant and equipment and in-process research and development.

     In July 1996 the Company acquired control of Neolens, Inc. ("Neolens"), a Florida corporation that manufactured polycarbonate eyeglass lenses and was a supplier to the Company. The Company acquired Neolens for cash consideration of approximately $15.5 million, including the assumption of Neolens debt (the "Neolens Acquisition") and was accounted for under the purchase method of accounting as of the closing date. The total purchase price of $16.8 million (including acquisition costs of $1.3 million) included $17.6 million allocated to goodwill and other intangible assets. Results of Neolens prior to acquisition were not material to the Company's consolidated results of operations.

     The accompanying consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles. The Company's fiscal 1997 financial statements presented herein include the results of operations and cash flows of the AO business for the nine months and ten days ended March 31, 1997 and the results of operations and cash flows of the Neolens business for the nine months ended March 31, 1997 subsequent to their respective acquisitions.

2. Summary of Significant Accounting Policies

Principles of Consolidation:

     The consolidated financial statements include the accounts of the Company and its wholly-owned and controlled foreign subsidiaries. All significant transactions between the entities have been eliminated.

Cash and Cash Equivalents:

     Cash equivalents consist primarily of short-term investments with an original maturity of three months or less, carried at cost which approximates market value.

Inventories:

     Inventories are stated at the lower of cost (first-in, first-out) or market.

Property, Plant and Equipment:

     Property, plant and equipment are stated at cost and are depreciated on a straight-line basis over the estimated useful lives of the related assets (buildings--10 to 50 years; plant and office equipment--2 to 20 years). Leasehold improvements and leased equipment are amortized over the lesser of their useful lives or the remaining term of the related leases.

Impact of Recently Issued Accounting Standards:

     In June 1998, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" which is required to be adopted in years beginning after June 15, 1999. The Company is currently evaluating the impact of the application of the new rules on the Company's consolidated financial statements.

Intangible Assets:

     Intangible assets, including trademarks, patents and licenses, are stated at cost and amortized on a straight-line basis over their estimated useful lives of 3 to 15 years. Legal costs incurred by the Company in successfully defending its patents are capitalized to patent costs and amortized over the remaining life of the patent. Goodwill, which represents the excess of acquisition cost over the net assets acquired in business combinations amounting to $217.6 million and $214.4 million as of March 31, 1999 and 1998, respectively, is being amortized on a straight-line basis over periods ranging from 10 to 40 years (primarily 40 years). As of March 31, 1999 and 1998 accumulated amortization was $23.7 million and $17.9 million, respectively.

     Debt issuance costs are being amortized to interest expense over the respective lives of the debt instruments which range from 5 to 10 years. As of March 31, 1999 and 1998, accumulated amortization was $0.9 million and $0.4 million, respectively. As a result of repurchasing the Company's 9 5/8% Senior Subordinated Notes in fiscal 1998, the Company wrote off $1.5 million of debt issuance costs reflected on the statement of income, together with the premium over accreted value, as an extraordinary item, net of tax.

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

Long-Lived Assets:

     In fiscal year 1997, the Company adopted FASB Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). The adoption of SFAS 121 had no impact on the Company's financial position or on its results of operations.

     In accordance with SFAS 121 long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows for long-lived assets, primarily goodwill and property, plant and equipment.

Foreign Currency Translation:

     The assets and liabilities and revenue and expense accounts of the Company's foreign subsidiaries operating in non-highly inflationary economies have been translated using the exchange rate at the balance sheet date and the weighted average exchange rate for the period, respectively.

     The net effect of the translation of the accounts of the Company's subsidiaries has been included in equity as cumulative other comprehensive income (loss). Adjustments that arise from exchange rate changes on transactions denominated in a currency other than the local currency are included in income as incurred.

     The Company has operations in Brazil, a hyper-inflationary country until recently, for which the functional currency is the U.S. dollar. All translation and transaction adjustments are included in determining net income. In January 1999 the Brazilian Real was devalued resulting in pretax charges of $5.9 million in the fourth quarter, included in special charges (See Note 10).

Revenue Recognition:

     Sales and related cost of sales are recognized upon shipment of product. The Company's principal customers are wholesale distributors and processing laboratories, retail chains, superoptical retail stores, independent eyecare practitioners and sunglass manufacturers. No individual customer accounts for more than 10% of net sales. The Company generally does not require collateral from its customers, but performs ongoing credit evaluations of its customers.

Advertising and Promotion Costs:

     The Company's policy is to expense advertising and promotion costs as they are incurred. The Company's advertising and promotion expenses were approximately $9.3 million, $12.3 million, and $12.5 million for fiscal 1999, 1998 and 1997, respectively.

Income Taxes:

     The Company accounts for income taxes under the provisions of FASB Statement No. 109, "Accounting for Income Taxes" ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse.

Comprehensive Income:

     As of April 1, 1998, the Company adopted FASB Statement No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's net income or shareholders' equity. SFAS 130 requires the foreign currency translation adjustments, which prior to adoption were reported separately in shareholders' equity, to be included in other comprehensive income. The currency translation adjustments are not adjusted for income taxes as they relate to indefinite investments in non-U.S. subsidiaries. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Reclassifications:

     Certain prior year items have been reclassified to conform with the current year's presentation. These reclassifications had no impact on total assets or net income.

Use of Estimates:

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Concentration of Credit Risks:

     Cash and cash equivalents are invested in deposits with major banks in the United States and in countries where subsidiaries operate. Deposits in these banks may exceed the amount of insurance provided on such deposits. The Company has not experienced any losses on its deposits of cash and cash equivalents.

notes to consolidated financial statements (continued)
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

Financial Instruments with Off-Balance-Sheet Risk:

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to reduce its exposure to currency and interest rate risk. Gains and losses due to rate fluctuations on such transactions are recognized in the same period as the items being hedged. Cash flows related to these gains and losses are reported as operating or financing activities in the accompanying consolidated statements of cash flows. As of March 31, 1999, certain of the Company's foreign subsidiaries had entered into forward contracts for intercompany purchase commitments, which are not significant, in amounts other than their home currency. The carrying amount of the foreign exchange contracts approximates fair value, which has been estimated based on current exchange rates. The forward exchange contracts generally have varying maturities up to 9 months. Unless noted otherwise, the Company does not require collateral or other security to support financial instruments with credit risk.

Earnings (Loss) Per Share:

     In 1997, FASB issued FASB Statement No. 128, "Earnings per Share" ("SFAS 128"). SFAS 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. All earnings per share amounts for all included periods have been presented, and where necessary, restated to conform to the SFAS 128 requirements.

     The following table sets forth the computation of basic and diluted earnings per share for the fiscal years ended March 31, 1999, 1998 and 1997:

                                                                                          Year Ended March 31,
---------------------------------------------------------------------------------------------------------------------
(in thousands, except per share data)                                                1999         1998       1997
---------------------------------------------------------------------------------------------------------------------
Numerator:
  Income before extraordinary item                                                  $12,521   $   51,092    $30,897
  Extraordinary item, loss on repurchase of senior subordinated notes, net of tax        --       (5,939)        --
---------------------------------------------------------------------------------------------------------------------
    Net income                                                                      $12,521   $   45,153    $30,897
---------------------------------------------------------------------------------------------------------------------
Denominator:
  Denominator for basic earnings per share--
  Weighted average common shares outstanding                                         24,794       24,400     23,561
  Effect of dilutive securities:
    Employee stock options                                                              618        1,147      1,298
  Denominator for diluted earnings per share--
---------------------------------------------------------------------------------------------------------------------
  Weighted average common shares and dilutive securities outstanding                 25,412       25,547     24,859
---------------------------------------------------------------------------------------------------------------------
Basic earnings (loss) per share:
Income before extraordinary item                                                    $  0.51   $     2.09    $  1.31
Extraordinary item                                                                       --        (0.24)        --
---------------------------------------------------------------------------------------------------------------------
    Net income                                                                      $  0.51   $     1.85    $  1.31
---------------------------------------------------------------------------------------------------------------------
Diluted earnings (loss) per share:
Income before extraordinary item                                                    $  0.49   $     2.00    $  1.24
Extraordinary item                                                                       --        (0.23)        --
---------------------------------------------------------------------------------------------------------------------
    Net income                                                                      $  0.49   $     1.77    $  1.24
---------------------------------------------------------------------------------------------------------------------

     Options to purchase 1.7 million shares of common stock at a range of $16.50 to $41.44 were outstanding as of March 31, 1999 but were not included in the computation of the diluted earnings per share because the options' exercise price was greater than the average market price of the common shares.

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

3. Inventories

                                                              March 31,
--------------------------------------------------------------------------------
(in thousands)                                       1999                1998
--------------------------------------------------------------------------------
Raw materials                                      $ 15,714            $ 16,714
Work in progress                                      6,551               6,872
Finished goods                                      102,862             104,966
Molds                                                43,628              41,204
--------------------------------------------------------------------------------
                                                   $168,755            $169,756
--------------------------------------------------------------------------------

     Molds comprise mainly finished goods for use by manufacturing affiliates in the manufacture of spectacle lenses.

4. Property, Plant and Equipment
                                                              March 31,
--------------------------------------------------------------------------------
(in thousands)                                       1999                1998
--------------------------------------------------------------------------------
Land, buildings and leasehold improvements         $ 47,465            $ 40,467
Machinery and office equipment                      163,864             136,218
Equipment under capital leases                          463                 593
--------------------------------------------------------------------------------
                                                    211,792             177,278
Less accumulated depreciation and amortization       58,792              44,500
--------------------------------------------------------------------------------
                                                   $153,000            $132,778
--------------------------------------------------------------------------------

     Depreciation expense for fiscal 1999, 1998 and 1997 was $18.6 million, $14.3 million and $13.3 million, respectively.

5. Notes Payable to Banks

     Notes payable to banks at March 31, 1999 represent borrowings generally denominated in foreign currencies under several foreign credit agreements with lenders at interest rates ranging from 1.63% to 15.00%. The weighted average interest rates as of March 31, 1999 and 1998 were 7.87% and 8.06%, respectively. As of March 31, 1999, the Company had total unused lines of credit amounting to $27.2 million and was in compliance with minimum net worth requirements of agreements with certain foreign banks.

6. Long-Term Debt

                                                                                                                      March 31,
--------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                                                          1999
--------------------------------------------------------------------------------------------------------------------------------
Uncollateralized promissory note, interest 6.5% at March 31, 1999, principal and interest payable through June 2001   $ 5,000
Uncollateralized term loans, interest rates varying from 4.00% to 17.2% at March 31, 1999, principal and interest
  payable through December 2008                                                                                         4,087
Uncollateralized term loan, interest 1.85% at March 31, 1999, principal and interest payable through June 2008            916
Loans collateralized by equipment and other assets, interest rates varying from 4.78% to 10.00% at March 31, 1999,
  principal and interest payable through March 2001                                                                       173
Other                                                                                                                     116
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,292
Less current portion                                                                                                    4,510
--------------------------------------------------------------------------------------------------------------------------------
Long-term debt, less current portion                                                                                  $ 5,782
--------------------------------------------------------------------------------------------------------------------------------

notes to consolidated financial statements (continued)
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

     Aggregate annual maturities of long-term debt over the next five years and thereafter are as follows:

Period Ending March 31,                                 (in thousands)
-----------------------------------------------------------------------
2000                                                        $ 4,510
2001                                                          1,441
2002                                                          3,292
2003                                                            264
2004                                                            174
Thereafter                                                      611

     The Company believes that as of March 31, 1999, the fair value of its long-term debt approximates the carrying value of those obligations. The fair value of the Company's long-term debt is estimated based on quoted market prices for similar issues with the same interest rates that would be available to the Company for similar debt obligations.

7. Bank Credit Agreement

     During fiscal 1998 the Company amended its bank credit agreement with The Bank of America National Trust and Savings Association, for itself and as agent for a syndicate of other financial institutions ("Amended Agreement"). The Amended Agreement increased the Company's multicurrency revolving facility to $300 million. Borrowings, amounting to $103,000 and $95,000 as of March 31, 1999 and 1998, respectively, are divided into two tranches. Tranche A permits borrowings up to $30 million in either U.S. dollars or foreign currencies, to be used for working capital and consummating certain permitted acquisitions. Tranche B permits borrowings of up to $270 million and can be used for working capital purposes, outstanding letters of credit ($2.4 million as of March 31, 1999) and consummating certain permitted acquisitions. The Tranche A Facility matures on October 31, 2000 and the Tranche B Facility matures on May 31, 2001. In addition, the Amended Agree ment changed certain financial covenants, removed the requirement for foreign subsidiary guarantees under the Tranche A Facility, increased the basket for incurring other unsecured indebtedness to $150 million, and deleted the term facility portion. As of March 31, 1999 unused borrowings under the facility amount to $194.6 million.

     Borrowings under the Tranche A and Tranche B revolvers (other than swing line loans, which may only be Base Rate loans) may be made as Base Rate Loans or LIBO Rate Loans. Base Rate Loans bear interest at rates per annum equal to the higher of (a) 0.50% per annum above the latest Federal Funds Rate, or (b) the Bank of America Reference Rate (there were no base rate loans as of March 31, 1999 or 1998). LIBO Rate Loans bear interest at a rate per annum equal to the sum of the LIBO Rate and a margin varying from 0.450% to 0.750% based on the Company's leverage ratio (5.56% as of March 31, 1999 and 6.19% as of March 31,
1998). Fixed rate borrowings in foreign currencies bear interest at rates per annum equal to the referenced currency's local IBOR plus a margin varying from 0.450% to 0.750% based on the Company's leverage ratio. Local currency Base Rate Loans are also available at a spread similar to US Base Rate Loans described above.

     The Amended Agreement contains a number of covenants, including, among others, covenants restricting the Company and its subsidiaries with respect to the incurrence of indebtedness (including contingent obligations), the creation of liens, the making of certain investments and loans, engaging in unrelated businesses, transactions with affiliates, the consummation of certain transactions such as sales of substantial assets, mergers or consolidations, margin stock purchases and other transactions. The Amended Agreement also restricts the ability of the Company and its subsidiaries to make restricted payments in the nature of, among other things, (i) declaring, making or paying dividends or other distributions in excess of prescribed levels and (ii) purchasing, redeeming or retiring shares of the Company's capital stock in excess of prescribed levels. The Company and its subsidiaries are also required to comply with certain financial tests and maintain certain financial ratios.

8. Senior Notes

     The Company's 6 7/8% Senior Notes ("Notes") were issued under an indenture dated March 19, 1998, among the Company and State Street Bank and Trust Company of California, N.A., as Trustee (the "Indenture"). The Notes are unsecured senior obligations of the Company, limited to $100 million aggregate principal amount at maturity, and will mature on March 15, 2008. Interest on the notes is payable semiannually on March 15 and September 15 of each year.

     The Notes will be redeemable, as a whole or from time to time in part, at the option of the Company on any date (a "Redemption Date") at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined) thereon discounted to such Redemption Date on a semiannual basis at the Treasury Rate (as defined) plus 20 basis points, plus in either case accrued interest (as defined).

     The Notes rank pari passu to all other Senior Indebtedness, as defined in the Indenture, of the Company. The Company believes the fair value of its Senior Notes approximates the carrying value of those obligations, and as of March 31, 1999 the Senior Notes were trading at a price of 92.982%.

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

     During fiscal 1998 the Company repurchased all of its 9 5/8% Senior Subordinated Notes due 2003. As a result of the purchase the Company recorded an extraordinary charge of $5.9 million for fiscal 1998 resulting from the write-off of unamortized debt issuance costs and premium over accreted value, net of tax of $3.8 million. The repurchase was funded by borrowings under the Amended Agreement.

9. Common Stock

Common Stock

     The Company entered into loan agreements with certain members of the Company's management to enable them to invest in the Company's common stock. As of March 31, 1999 and 1998, loans amounting to approximately $0.1 million and $0.2 million, respectively, bearing interest at 7.5% per annum, payable quarterly, were outstanding under this plan. Certain employees were granted an extension on repaying their notes, which were due for repayment by December 1, 1998. These loans are secured by the common stock and have been reflected as a reduction in shareholders' equity on the consolidated balance sheets.

Shareholder Rights Plan

     On August 26, 1998 the Company's Board of Directors adopted a Shareholder Rights Plan and declared a dividend distribution to be made to shareholders of record on September 9, 1998 of one Right for each share of the Company's outstanding common stock. The rights contain provisions which are intended to protect the Company's shareholders in the event of an unsolicited and unfair attempt to acquire the Company. The Company is entitled to redeem the Rights at $.01 per Right at any time before a buyer acquires a 15 percent position in the Company. The Rights will expire on August 27, 2008, unless redeemed or exercised.

Stock Options

     The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals or exceeds the market price of the underlying stock on the date of grant, no compensation expense is recognized.

     On February 23, 1995 all outstanding stock options under the previous corporate structure were assumed by the Company and converted into options to acquire shares of the Company's Common Stock, with the number of shares subject to such option and exercise price thereof adjusted appropriately (the "Existing Option Plan"). The Existing Option Plan has been amended to provide that no new options will be granted thereunder.

     The Company adopted the Sola International Inc. Stock Option Plan (the "International Plan"), effective February 15, 1995. On August 14, 1998 and August 16, 1996 the shareholders of the Company ratified increases of 1,690,000 and 500,000, respectively, to the number of options available for issuance under the International Plan. The maximum number of shares of Common Stock with respect to which options may be granted under the International Plan is 3,045,868 shares plus, subject to the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, if applicable, the number of shares of Common Stock subject to existing options under the Existing Option Plan, which expire or terminate without exercise for any reason, which number of shares underlying Existing Options shall not exceed 1,645,219. Under the International Plan certain key employees, and non-employee directors and/or creditors of the Company and its subsidiaries and affiliates (each an "Optionee") are eligible to receive non-qualified stock options (the "International Options") to acquire shares of common stock of the Company. International Options granted to an Optionee are evidenced by an agreement between the Optionee and the Company which contains terms not inconsistent with the International Plan, which the committee appointed to administer the International Plan deemed necessary or desirable (the "International Option Agreement").

     Pursuant to the Existing Option Plan and the International Plan ("Plans"), unless otherwise set forth in an Existing Option Agreement or an International Option Agreement, 20% of the Options granted to an Optionee vest on the date of grant, with an additional 20% vesting on each successive one-year anniversary of the date of grant. Options not previously vested become fully vested in the event of a sale or other disposition of 80% or more of the outstanding capital stock or substantially all of the assets of the Company, or upon a Merger or consolidation of the Company and its subsidiaries and affiliates unless the merger or consolidation is one in which the Company is the surviving corporation or one in which control of the Company and its subsidiaries and affiliates does not change (a "Termination Event").

     However, Existing Options which are not exercised on or prior to a Termination Event lapse upon the closing of a Termination Event. All non-vested Options of an Optionee lapse upon such Optionee's termination of employment for any reason. An Optionee's vested Options lapse 45 days after termination of such Optionee's employment with the Company and its subsidiaries and affiliates for any reason other than death or disability, in which case such options terminate 180 days after such termination; provided, however, that such options lapse immediately in the event an Optionee's employment with the Company and its subsidiaries and affiliates is terminated for cause.

notes to consolidated financial statements (continued)
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

Pro Forma Disclosures

     Pro forma information regarding net income and earnings per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions: risk-free interest rates of 5.67%, 5.67% and 6.67%, no dividend yield, volatility factors of the expected market price of the Company's common stock of .481, .373 and
 .389, and a weighted average expected life of the option of 4 years, for fiscal 1999, 1998 and 1997, respectively.

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                     Year Ended March 31,
--------------------------------------------------------------------------------
(in thousands, except per share data)          1999         1998         1997
--------------------------------------------------------------------------------
Pro forma net income                          $10,606      $44,157      $30,312
Pro forma earnings per share:
  Basic                                       $  0.43      $  1.81      $  1.29
  Diluted                                     $  0.42      $  1.73      $  1.22

     The pro forma effect on net income during the phase-in period of SFAS 123 may not be representative of the effects on pro forma net income in future periods.

Option Activity

     A summary of the Company's stock option activity, and related information for fiscal 1997, 1998 and 1999 follows:

                                                                                                       Number of          Weighted
                                                                                                      Securities           Average
                                                                                                      Underlying          Exercise
(in thousands, except per share data)                                                                   Options             Price
-----------------------------------------------------------------------------------------------------------------------------------
Options outstanding as of March 31, 1996                                                                 2,227             $11.96
  Options granted during fiscal 1997                                                                       394              34.01
  Options exercised in fiscal 1997                                                                        (145)             12.02
  Options cancelled in fiscal 1997                                                                         (47)             17.98

Options outstanding as of March 31, 1997                                                                 2,429              15.43
  Options granted during fiscal 1998                                                                       413              33.08
  Options exercised in fiscal 1998                                                                        (460)             11.53
  Options cancelled in fiscal 1998                                                                        (153)             34.44
                                                                                                        -------------------------
Options outstanding as of March 31, 1998                                                                 2,229              18.20
  Options granted during fiscal 1999 whose market price equals the grant price on date of grant            191              32.25
  Options granted during fiscal 1999 whose market price is less than the grant price on date of grant      424              27.13
  Options exercised in fiscal 1999                                                                        (144)             10.89
  Options cancelled in fiscal 1999                                                                         (57)             30.18

Options outstanding as of March 31, 1999                                                                 2,643             $20.79
                                                                                                        -------------------------

Options exercisable at:
                                                                                                        -------------------------
  March 31, 1999                                                                                         1,824             $16.51
                                                                                                        -------------------------
  March 31, 1998                                                                                         1,568             $14.14
  March 31, 1997                                                                                         1,486             $12.47

Weighted average fair value of options granted during fiscal year:
                                                                                                                    -------
  1999                                                                                                              $ 7.83
                                                                                                                    -------
  1998                                                                                                              $12.46
  1997                                                                                                              $13.65

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

     The following table summarizes stock options outstanding at March 31, 1999:

                                              Weighted Average
                       Outstanding at             Remaining            Weighted            Exercisable at            Weighted
Range of               March 31, 1999            Contractual            Average            March 31, 1999             Average
Exercise Price         (in thousands)               Life            Exercise Price         (in thousands)         Exercise Price
--------------------------------------------------------------------------------------------------------------------------------
$ 9.71-$ 9.71                988                    4.82               $ 9.71                    988                  $ 9.71
$16.50-$25.25                451                    5.99                17.49                    421                   17.19
$27.13-$36.44              1,107                    8.57                30.35                    385                   31.32
$37.25-$41.44                 97                    9.11                39.87                     30                   40.27
--------------------------------------------------------------------------------------------------------------------------------
$ 9.71-$41.44              2,643                    6.75               $20.79                  1,824                  $16.51
--------------------------------------------------------------------------------------------------------------------------------

10. Special Charges

     In fiscal 1999, primarily during the fourth quarter, the Company recorded special charges in the amount of $27.3 million, or $20.5 million, $0.81 per diluted share, after consideration of the associated tax benefit. The pre-tax special charges are comprised of the following:

(in thousands)
--------------------------------------------------------------------------------------------------------------------------------
Charges associated with the consolidation of manufacturing facilities in Mexico, including asset write-downs
  and work force reductions                                                                                            $ 7,994
Charges associated with work force reductions designed to improve the Company's operating performance                    2,957
Accounts receivable and inventory write-downs associated with economic slowdowns
  in Asia and South America, primarily Brazil                                                                            4,301
Charges associated with the devaluation of the Brazilian Real in January 1999                                            5,880
Net asset write-down from reassuming ownership of the Brazilian frame and equipment business                             6,174
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                  $27,306
--------------------------------------------------------------------------------------------------------------------------------

     Included in the Mexican manufacturing facilities consolidation total of $8.0 million, are write-downs of redundant equipment ($0.7 million), write-downs of molds ($2.3 million), employee termination costs ($0.7 million) (approximately 330 manufacturing employees) and costs associated with combining the two manufacturing operations, including production cost inefficiencies ($4.3 million). Approximately $0.1 million of the employee termination costs had been paid by March 31, 1999 with approximately $0.6 million estimated to be paid by September 1999.

     The special charge amount includes $3.0 million relating to work force reductions in North America, Europe and Australia (approximately 102 employees from manufacturing, procurement, marketing and administration), including the closure of the European regional office in Farnham, UK. The Company anticipates an additional $2 million to $3 million in charges associated with further reductions in force in the first half of fiscal 2000. Of the work force reductions, approximately $0.9 million had been paid by March 31, 1999 with the remainder to be paid through March 31, 2000.

     The economic slowdown in Asia and South America during fiscal 1999 significantly affected developing markets used by the Company to distribute aging or redundant product lines, and severely impacted liquidity of customers. The Company has recorded a charge of $4.3 million for provisions against inventories scheduled for sale in the affected economies and collection of accounts receivable, primarily in Asia.

     The dramatic devaluation of the Brazilian Real in January 1999, and the related impact on asset realization, including losses related to the Company's inability to collect the accounts receivable from the original sale of the Brazilian frame and equipment business, which the Company re-assumed in April 1999, resulted in the Company recording a charge of $12.1 million.

11. Defined Contribution Plans

     The Company sponsors several defined contribution plans covering substantially all U.S. and U.K. employees. The plans provide for limited Company matching of participants' contributions. Contributions to all defined contribution plans charged to operations were $1.3 million, $1.2 million and $1.0 million for fiscal 1999, 1998 and 1997, respectively.

12. Defined Benefit Retirement Plans

     The Company participates in a defined benefit pension plan ("Domestic Pension Plan") covering substantially all full-time domestic employees. The company also participates in a contributory defined benefit pension plan covering certain Australian employees ("International Pension Plan").

notes to consolidated financial statements (continued)
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

     Effective April 1, 1998, the Company adopted FASB Statement No. 132, "Employers' Disclosures about Pensions and Postretirement Benefits" ("SFAS 132"), which standardizes the disclosure requirements for pensions and other postretirement benefits. The Statement addresses disclosure only. It does not change the measurement or recognition of these plans. There was no effect on financial position or net income as a result of adopting SFAS 132.

     The following provides a reconciliation of the changes in the plans' benefit obligations and fair value of assets and a statement of the funded status for both the Domestic and the International Pension Plans.

                                                            Domestic Pension     International Pension
                                                                 Plan                    Plan
------------------------------------------------------------------------------------------------------
Year Ended March 31, (in thousands)                        1999        1998        1999        1998
------------------------------------------------------------------------------------------------------
Reconciliation of benefit obligation
Benefit obligation--beginning of year                    $ 16,884    $ 11,301    $ 11,484    $ 11,491
Service cost                                                2,637       1,862       1,217       1,433
Interest cost                                               1,117         810         647         650
Participant contributions                                      --          --         248         200
Actuarial loss                                                179       3,062          --         726
Benefit payments                                             (141)       (151)     (1,295)     (1,238)
Other                                                          --          --          66         180
Effect of exchange rates                                       --          --        (463)     (1,958)
------------------------------------------------------------------------------------------------------
Benefit obligation--end of year                          $ 20,676    $ 16,884    $ 11,904    $ 11,484
------------------------------------------------------------------------------------------------------

                                                            Domestic Pension     International Pension
                                                                 Plan                    Plan
------------------------------------------------------------------------------------------------------
Year Ended March 31, (in thousands)                        1999        1998        1999        1998
------------------------------------------------------------------------------------------------------
Reconciliation of fair value of plan assets
Fair value of plan assets--beginning of year             $ 10,441    $  6,021    $ 12,612    $ 13,333
Actual return on plan assets                                  531       2,381       2,015       1,860
Employer contributions                                      2,453       2,190         328         493
Participant contributions                                      --          --         248         200
Benefit payments                                             (141)       (151)     (1,295)     (1,238)
Other                                                          --          --          66         180
Effect of exchange rates                                       --          --        (499)     (2,216)
------------------------------------------------------------------------------------------------------
Fair value of plan assets--end of year                   $ 13,284    $ 10,441    $ 13,475    $ 12,612
------------------------------------------------------------------------------------------------------

                                                            Domestic Pension     International Pension
                                                                 Plan                    Plan
------------------------------------------------------------------------------------------------------
Year Ended March 31, (in thousands)                        1999        1998        1999        1998
------------------------------------------------------------------------------------------------------
Funded status
Funded status at March 31                                $ (7,392)   $ (6,443)   $  1,571    $  1,128
Unrecognized transition asset                                  --          --        (139)       (169)
Unrecognized prior-service cost                                --          --          --          --
Unrecognized (gain) loss                                    2,262       1,754      (2,718)     (1,710)
------------------------------------------------------------------------------------------------------
Accrued pension cost                                     $ (5,130)   $ (4,689)   $ (1,286)   $   (751)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

     The assumptions used in the measurement of the Company's benefit obligation are shown in the following table:

                                                             Domestic Pension     International Pension
                                                                   Plan                    Plan
-------------------------------------------------------------------------------------------------------
Year Ended March 31,                                         1999        1998        1999        1998
-------------------------------------------------------------------------------------------------------
Discount rate                                                6.50%       6.35%       6.25%       6.50%
Expected long-term rate of return on plan assets             8.00%       8.00%       8.00%       7.50%
Rate of increase in future compensation levels               5.00%       5.00%       4.00%       4.00%

     Net periodic pension costs include the following components:

                                              Domestic Pension              International Pension
                                                    Plan                             Plan
-----------------------------------------------------------------------------------------------------
Year Ended March 31, (in thousands)     1999       1998       1997       1999       1998       1997
-----------------------------------------------------------------------------------------------------
Service cost                          $ 2,637    $ 1,862    $ 1,662    $ 1,217    $ 1,433    $ 1,843
Interest cost                           1,117        810        702        647        650        731
Expected return on plan assets           (942)      (576)      (317)      (924)      (895)    (1,036)
Amortization of transition asset           --         --         --        (23)       (26)        --
Amortization of prior service cost         --         --         --         --         --         --
Amortization of (gain) loss                83         --         --        (34)       (34)        --
-----------------------------------------------------------------------------------------------------
Net periodic benefit cost             $ 2,895    $ 2,096    $ 2,047    $   883    $ 1,128    $ 1,538
-----------------------------------------------------------------------------------------------------

13. Income Taxes

     The domestic and foreign components of income before provision for income taxes, minority interest and extraordinary item are as follows:

                                                          Year Ended March 31,
-----------------------------------------------------------------------------------
(in thousands)                                       1999        1998        1997
-----------------------------------------------------------------------------------
Domestic                                           $  9,681    $42,918     $14,351
Foreign                                              10,511     33,034      27,035
-----------------------------------------------------------------------------------
                                                   $ 20,192    $75,952     $41,386
-----------------------------------------------------------------------------------

     The components of the provision for income taxes are as follows:

                                                          Year Ended March 31,
-----------------------------------------------------------------------------------
(in thousands)                                       1999        1998        1997
-----------------------------------------------------------------------------------
Current:
  Federal and State                                $  6,128    $  9,082    $  6,142
  Foreign                                             4,025       8,006       7,178
Deferred:
  Federal and State                                  (4,918)      7,808       1,720
  Foreign                                             2,270       4,891       1,534
Valuation allowance adjustment                          889      (4,418)     (9,837)
Tax benefit allocated to reduction of goodwill           --          --       4,000
-----------------------------------------------------------------------------------
                                                   $  8,394    $ 25,369    $ 10,737
-----------------------------------------------------------------------------------

     During fiscal 1999 and 1998, the Company recognized certain tax benefits related to stock option plans in the amount of $0.3 million and $2.2 million, respectively. Such benefits were recorded as a reduction of income taxes payable and an increase in additional paid-in capital.

notes to consolidated financial statements (continued)
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

     A reconciliation between income tax provisions computed at the U.S. federal statutory rate and the effective rate reflected in the statements of income is as follows:

                                                                                    Year Ended March 31,
-----------------------------------------------------------------------------------------------------------
                                                                                1999       1998       1997
-----------------------------------------------------------------------------------------------------------
Provision at statutory rate                                                     35.0%      35.0%      35.0%
State tax provision, net of federal effect                                       3.9        3.5        4.0
Valuation allowance, excluding special charges                                  (5.7)      (5.8)     (23.8)
Valuation allowance, relating to special charges                                10.1         --         --
Tax benefit allocated to reduction of goodwill                                    --         --        9.7
Income of foreign subsidiaries at differing statutory rates                      2.1       (1.3)      (2.4)
Other                                                                           (3.8)       2.0        3.4
-----------------------------------------------------------------------------------------------------------
                                                                                41.6%      33.4%      25.9%
-----------------------------------------------------------------------------------------------------------

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                                                                             March 31,
--------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                                      1999                1998
--------------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
  Accounts receivable, principally due to allowances for doubtful accounts                         $ 2,361             $ 2,064
  Inventories, principally due to reserves                                                           3,403               3,191
  Property, plant and equipment, principally due to differences in depreciation                      4,737               4,874
  Accruals for employee benefits                                                                     6,488               8,322
  In-process research and development                                                               10,733              12,281
  Other assets                                                                                      15,319               3,610
  Net operating losses (NOL)                                                                         8,354               9,188
--------------------------------------------------------------------------------------------------------------------------------
  Total gross deferred tax assets                                                                   51,395              43,530
  Less valuation allowance                                                                          10,690               9,801
--------------------------------------------------------------------------------------------------------------------------------
  Net deferred tax assets                                                                          $40,705             $33,729
--------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities:
  Property, plant and equipment, principally due to differences in depreciation                    $14,105             $12,102
  Inventories                                                                                        2,852               2,752
  Amortization of goodwill                                                                           7,133               5,653
  Unremitted income of foreign subsidiaries                                                          2,732               3,834
  Other                                                                                              6,807               4,071
--------------------------------------------------------------------------------------------------------------------------------
  Net deferred tax liabilities                                                                     $33,629             $28,412
--------------------------------------------------------------------------------------------------------------------------------
  Net deferred tax assets less net deferred tax liabilities                                        $ 7,076             $ 5,317
--------------------------------------------------------------------------------------------------------------------------------

     In fiscal 1999 a valuation allowance of $2.0 million was established against unrealized losses related to reassuming ownership of the Brazilian frame and equipment business. In fiscal 1997 a valuation allowance of $8.6 million was established against deferred tax assets acquired in the AO Acquisition. Movements in the valuation allowances in fiscal 1999, 1998 and 1997 relate primarily to realization of NOL's or changes in the Company's evaluation of the realizability of deferred tax assets.

     For tax purposes, the Company's foreign subsidiaries, at March 31, 1999, had net operating loss carryforwards of $37.1 million. Of this amount, $32.3 million does not expire, and $4.8 million expires between 2002 and 2009. The deferred tax assets reflected in the Company's accounts as of March 31, 1999 before valuation allowances reflect these NOL's.

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

     The Company has not provided for U.S. federal income and foreign withholding taxes on $32 million of non-U.S. subsidiaries' undistributed earnings as of March 31, 1999 because such earnings are intended to be reinvested indefinitely. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes (subject to an adjustment for foreign tax credits). Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation.

14. Commitments

     The Company leases certain warehouse and office facilities, office equipment and automobiles under non-cancelable operating leases which expire in 1999 through 2012. The Company is responsible for taxes, insurance and maintenance expenses related to the leased facilities. Under the terms of certain lease agreements, the leases may be extended, at the Company's option, and certain of the leases provide for adjustments of the minimum monthly rent.

     Future minimum annual lease payments under the leases are as follows:

Period Ending March 31,                                   (in thousands)
------------------------------------------------------------------------
2000                                                          $3,985
2001                                                           3,250
2002                                                           2,571
2003                                                           2,252
2004                                                           2,068
Thereafter                                                     8,787

     Rent expense for fiscal 1999, 1998, and 1997 was $7.2 million, $7.8 million and $5.6 million, respectively.

15. Contingencies

     The Company is subject to environmental laws and regulations concerning emissions to the air, discharges to surface and subsurface waters and the generation, handling, storage, transportation, treatment and disposal of waste materials.

     The Company is currently participating in a remediation program of one of its manufacturing facilities under the Comprehensive Environ mental Response, Compensation and Liability Act and the Superfund Amendments and Reauthorization Act of 1986. Since March 1997 the Company has curtailed clean-up activities, and continues to monitor contamination levels. During the quarter ended December 31, 1997 a report on contamination levels, and the impact of curtailed activities, was submitted to the EPA, which indicates no significant impact on the site from the curtailed activities, and the EPA has consented to continued curtailment of activities. The Company expects continued reduction of clean-up activities due to relatively low levels of contamination existing at the site. Reserves for these clean up and monitoring activities are considered to be adequate by the Company and are immaterial to the Company's operations.

     Under the terms of the sale agreement with Pilkington plc ("Pilkington"), for the purchase of the SOLA business in December 1993 ("Acquisition"), Pilkington has indemnified the Company with regard to expenditures subsequent to the Acquisition for certain environmental matters relating to circumstances existing at the time of the Acquisition. Under the terms of the indemnification, the Company is responsible for the first $1 million spent on such environmental matters, Pilkington and the Company share equally the cost of any further expenditures between $1 million and $5 million, and Pilkington retains full liability for any expenditures in excess of $5 million.

     In the ordinary course of business, various legal actions and claims pending have been filed against the Company. While it is reasonably possible that such contingencies may result in a cost greater than that provided for in the financial statements, it is the opinion of management that the ultimate liability, if any, with respect to these matters, will not materially affect the consolidated operations or financial position of the Company.

notes to consolidated financial statements (continued)
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

16. Worldwide Operations

     The Company operates in the ophthalmic industry in the design and manufacture of eyeglass lenses.

     A summary of information about the Company's geographic areas is as follows:

                              North                  Rest of
(in thousands)               America      Europe      World    Eliminations    Total
---------------------------------------------------------------------------------------
Year Ended March 31, 1999
Revenue(a):
                            ----------------------------------------------------------
  External                  $ 263,687   $ 171,766   $  94,336   $      --    $ 529,789
  Internal                     43,823      58,715      52,269    (154,807)          --
Identifiable assets           384,771     158,265     161,494      (5,231)     699,299
                            ----------------------------------------------------------

Year Ended March 31, 1998
Revenue(a):
  External                  $ 281,158   $ 160,697   $ 105,880   $      --    $ 547,735
  Internal                     42,784      57,170      47,697    (147,651)          --
Identifiable assets           370,792     164,891     156,003      (7,628)     684,058

Year Ended March 31, 1997
Revenue(a):
  External                  $ 234,173   $ 150,013   $ 104,503   $      --    $ 488,689
  Internal                     30,129      59,455      43,894    (133,478)          --
Identifiable assets           327,590     151,033     131,906      (5,021)     605,508

(a) Revenues are attributable to regions based on the location of Sola and its subsidiaries' country or region of domicile.

     Internal sales represent intercompany sales between regions at a mark-up from cost; the elimination of any profit arising from such sales is reflected in eliminations in determining operating income.

     Included in North American operations are the Company's businesses in Canada and Mexico, as well as the United States. In each of the three fiscal years ended March 31, 1999, Canadian and Mexican operations accounted for less than 5% of external revenues and less than 2.5% of identifiable assets of the North American region. The information for Canada and Mexico individually and combined, is not considered material to information for the United States alone.

17. Pro Forma Data

     The following pro forma data, as restated for the adoption of SFAS 128, was prepared to illustrate the estimated effect of the AO Acquisition and the financing related thereto, as if the acquisition had occurred as of the beginning of the year ended March 31, 1997:

                                                                Year Ended
                                                                 March 31,
---------------------------------------------------------------------------
(in thousands, except per share data)                              1997
---------------------------------------------------------------------------
Net sales                                                        $507,713
---------------------------------------------------------------------------
Net income                                                       $ 41,968
---------------------------------------------------------------------------
Earnings per share--basic:
  Net income                                                       $ 1.72
---------------------------------------------------------------------------
Earnings per share--diluted:
  Net income                                                       $ 1.64
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

     These pro forma results of operations have been prepared for comparison purposes only, and do not purport to be indicative of what the results would have been had the AO Acquisition occurred at April 1, 1996. As a result of the AO Acquisition the Company incurred two non-recurring charges during fiscal 1997: (i) a $7.2 million charge to cost of sales for the amortization associated with an inventory write-up to fair value during the six months ended September 30, 1996; and (ii) a $9.5 million charge for the write-off of in-process research and development all of which was recorded in the quarter ended June 30, 1996. These charges, and the related provision for tax thereon, have been excluded from the pro forma results as they are non-recurring. The pro forma data above does not include pro forma adjustments for the Neolens Acquisition as the results of Neolens prior to acquisition were not material to the Company's consolidated results of operations.

18. Supplementary Cash Flow Data

                                                                               Year Ended March 31,
-------------------------------------------------------------------------------------------------------
(in thousands)                                                               1999      1998      1997
-------------------------------------------------------------------------------------------------------
Supplemental disclosures of cash flow information:
  Interest paid                                                            $24,011   $23,411   $19,273
-------------------------------------------------------------------------------------------------------
  Taxes paid                                                               $16,274   $14,599   $14,075
-------------------------------------------------------------------------------------------------------
Supplemental disclosures of non-cash investing and financing activities:
  Capital expenditures accrued but not paid                                $ 7,115   $ 3,223   $ 3,701
-------------------------------------------------------------------------------------------------------

report of ernst & young llp, independent auditors
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

Board of Directors and Shareholders
Sola International Inc.

     We have audited the accompanying consolidated balance sheets of Sola International Inc. as of March 31, 1999 and 1998, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended March 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sola International Inc. as of March 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended March 31, 1999, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Palo Alto, California
May 6, 1999
                                                        quarterly financial data
--------------------------------------------------------------------------------
SOLA International 1999 Annual Report

                                                                     Quarter Ended
----------------------------------------------------------------------------------------------------
                                                      June 30,    Sept. 30,    Dec. 31,    March 31,
(in thousands, except per share data) (unaudited)       1997        1997        1997         1998
----------------------------------------------------------------------------------------------------
Net sales                                            $ 137,621   $ 135,731   $ 129,272    $ 145,111
Gross profit                                            64,827      63,839      62,367       67,025
Operating income                                        21,257      21,883      20,983       28,583
Income before extraordinary item                        11,089      11,778      11,235       16,990
Net income                                              11,089      11,778       5,312       16,974
Earnings (loss) per share--basic:
  Income before extraordinary item                        0.46        0.48        0.46         0.69
  Extraordinary item                                        --          --       (0.24)          --
  Net income                                              0.46        0.48        0.22         0.69
Earnings (loss) per share--diluted:
  Income before extraordinary item                        0.44        0.46        0.44         0.66
  Extraordinary item                                        --          --       (0.23)          --
  Net income                                              0.44        0.46        0.21         0.66

                                                                     Quarter Ended
----------------------------------------------------------------------------------------------------
                                                      June 30,    Sept. 30,    Dec. 31,    March 31,
(in thousands, except per share data) (unaudited)       1998        1998        1998         1999
----------------------------------------------------------------------------------------------------
Net sales                                            $ 129,526   $ 132,668   $ 126,345    $ 141,250
Gross profit                                            60,431      59,731      57,277       60,961
Operating income (loss)                                 20,935      17,220      11,058      (11,462)
Net income (loss)                                       11,297       8,803       5,176      (12,755)
Earnings per share--basic:
  Net income (loss)                                       0.46        0.36        0.21        (0.51)
Earnings per share--diluted:
  Net income (loss)                                       0.44        0.35        0.21        (0.51)

corporate directory
--------------------------------------------------------------------------------
                                           SOLA International 1999 Annual Report

Board of Directors

Irving S. Shapiro
Chairman of the Board,
Sola International Inc.,
former Chairman and CEO,
E.I. du Pont de Nemours & Co.(a)(b)

John E. Heine
President and CEO,
Sola International Inc.

Maurice J. Cunniffe
Chairman and CEO,
American Optical Corporation

Douglas D. Danforth
retired Chairman and CEO,
Westinghouse Electric Corp.(a)

A. William Hamill
former Executive Vice President and CFO,
Union Camp Corporation(b)

Hamish Maxwell
retired Chairman and CEO,
Philip Morris Companies Inc.(b)

Jackson L. Schultz
retired Senior Vice President,
Wells Fargo Bank(a)

(a) member of the audit committee
(b) member of the compensation committee

Executive Officers

John E. Heine
President and CEO

Steven M. Neil
Executive Vice President, Finance and CFO

James H. Cox
Executive Vice President

Theodore Gioia
Vice President, Strategic Planning

Stephen J. Lee
Vice President, Human Resources

Barry J. Packham
Vice President, Manufacturing Development

Alan S. Vaughan
Vice President, Worldwide Rx Operations

Adrian P. Walker
Vice President and Regional Director, Asia